As filed with the Securities and Exchange Commission on APRIL 29, 2026

Securities Act File No. 333-294717

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No.	[]
Post-Effective Amendment No. 1	[X]

(Check appropriate box or boxes)

JAMES ALPHA FUNDS TRUST

(a Delaware business trust)

(Exact Name of Registrant as Specified in Charter)

515 Madison Avenue
New York, New York 10022

(Address of Principal Executive Office)

(646) 201-4042

(Registrant's Telephone Number, Including Area Code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, Delaware 19801

(Name and Address of Agent for Service)

With copy to:

Matthew DiClemente, Esq.

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600,

Philadelphia, Pennsylvania 19103

Approximate Date of Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

The title of the securities being registered are Class A, C, and I shares of beneficial interest, without par value, of the Easterly Snow All Cap Value Fund, a series of the Registrant.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that the filing will become effective immediately pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

MANAGED PORTFOLIO SERIES

Olstein All Cap Value Fund

615 East Michigan Street, 2nd Floor

Milwaukee, Wisconsin 53202-0701

April 29, 2026

Dear Shareholder:

You are cordially invited to a special meeting of shareholders (together with any postponements or adjournments thereof, the “Meeting”) of the Olstein All Cap Value Fund (the “Olstein Fund”), a series of Managed Portfolio Series (“MPS”), which will be held at the principal executive offices of MPS, located at 615 East Michigan Street, 2nd Floor, Milwaukee, Wisconsin 53202, at 10:30 AM, Central Time, on June 26, 2026. The purpose of the Meeting is to vote on an important proposal that affects the Olstein Fund.

Olstein Capital Management, L.P. (“Olstein”), the investment adviser to the Olstein Fund, is proposing a reorganization (the “Reorganization”) of the Olstein Fund into a corresponding newly-created series of a registered investment company called James Alpha Funds Trust d/b/a Easterly Funds Trust (the “Easterly Funds Trust”) to be called the Easterly Snow All Cap Value Fund (the “Easterly Fund”). The Easterly Fund has the same primary investment objective and substantially similar principal investment strategies and principal risks as the Olstein Fund, all as described in the enclosed Proxy Statement/Prospectus. Easterly Investment Partners LLC (“Easterly”) is the investment adviser to the Easterly Fund.

Olstein believes that the Reorganization provides Olstein Fund shareholders with the opportunity to benefit from: continued stewardship of their investments by an experienced value-oriented manager, with additional resources and expanded capabilities; lower net operating expenses; and greater opportunities for future growth that could lead to future cost savings. The Board of Trustees of MPS has approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) under which the assets and liabilities of the Olstein Fund will be transferred to the Easterly Fund in exchange for shares of the Easterly Fund. The Board of Trustees of MPS believes that the proposed Reorganization is in the best interest of the Olstein Fund and its shareholders. If the Reorganization is approved, and closing conditions are satisfied, Olstein Fund shareholders will receive shares of the same or a comparable class of the Easterly Fund equal in value to the net asset value of the shares of the Olstein Fund they held immediately prior to the Reorganization.

At the Meeting, you will be asked to vote on the proposed Reorganization of the Olstein Fund.

After careful consideration of the proposed Reorganization, the Board of Trustees of MPS has unanimously approved and recommends that you vote “FOR” the Reorganization proposal.

The enclosed Proxy Statement/Prospectus describes the proposal and compares the Olstein Fund to the Easterly Fund. You should review these materials carefully.

Your vote is important no matter how many shares you own. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. You may also vote by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If you attend the Meeting, you may vote at the Meeting. If you have questions, please call 1-888-371-8898.

Sincerely,

Brian R. Wiedmeyer

President, Managed Portfolio Series

Managed Portfolio Series

Olstein All Cap Value Fund

615 East Michigan Street, 2nd Floor

Milwaukee, Wisconsin 53202-0701

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on June 26, 2026

Notice is hereby given that a special meeting (together with any postponements or adjournments thereof, the “Meeting”) of shareholders of the series of Managed Portfolio Series (“MPS”) identified in the chart below (the “Olstein Fund”), which will be held at the principal executive offices of MPS, located at 615 East Michigan Street, 2nd Floor, Milwaukee, Wisconsin 53202, at 10:30 AM, Central Time, on June 26, 2026, to vote on the following proposal:

PROPOSAL. To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for the reorganization of the Olstein Fund into a corresponding, newly-created series of James Alpha Funds Trust d/b/a Easterly Funds Trust as set forth in the chart below (the “Easterly Fund”), including: (i) the transfer of all of the assets of the Olstein Fund to the Easterly Fund solely in exchange for shares of the Easterly Fund and the assumption by the Easterly Fund of all of the liabilities of the Olstein Fund; (ii) the distribution of shares of the Easterly Fund to shareholders of the Olstein Fund in complete liquidation of the Olstein Fund; and (iii) the cancellation of the outstanding shares of the Olstein Fund (all of the foregoing being referred to as the “Reorganization”).

Olstein Fund and Share Classes	Easterly Fund and Share Classes
Olstein All Cap Value Fund Adviser Class Class A Class C	Easterly Snow All Cap Value Fund Class I Class A Class C

If shareholders of the Olstein Fund approve the Reorganization Agreement, and certain other closing conditions are satisfied or waived, shareholders of the Olstein Fund will receive after the closing of the Reorganization (in accordance with the terms of the Reorganization Agreement) a number of shares of beneficial interest of the same or a comparable class of the Easterly Fund equal in value to the net asset value of the shares of the Olstein Fund held immediately prior to the Reorganization. The Easterly Fund will have the same primary investment objective and substantially similar principal investment strategies and principal risks as the Olstein Fund. The Reorganization is discussed in detail in the Proxy Statement/Prospectus attached to this notice. Please read those materials carefully for information concerning the Reorganization.

The Board of Trustees of MPS (the “MPS Board”) recommends that shareholders approve the Proposal with respect to the Olstein Fund. The Reorganization may only take place if shareholder approval of both the Proposal for the Olstein Fund and a related reorganization proposal for the Olstein Strategic Opportunities Fund, another series of MPS, is obtained. Accordingly, even if the shareholders of the Olstein Fund approve the proposed Reorganization, the Reorganization of the Olstein Fund may not occur if shareholders of the Olstein Strategic Opportunities Fund do not vote to approve the proposed reorganization of the Olstein Strategic Opportunities Fund. In such case, the MPS Board will consider what further actions to take if the Olstein Fund will not be reorganized, which may include liquidation of the Olstein Fund.

Shareholders of record of the Olstein Fund as of the close of business on April 20, 2026 are entitled to notice of, and to vote at, the Meeting, even if such shareholders no longer own shares of the Olstein Fund at the time of the Meeting. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting.

The MPS Board has unanimously approved and recommends that you cast your vote “FOR” the Proposal for the Olstein Fund as described in the Proxy Statement/Prospectus.

You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the internet if you wish to take advantage of these voting options. You may also vote by attending the Meeting.

Your vote is important regardless of the number of shares owned.

You may revoke your proxy at any time before it is exercised by submitting a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting at the Meeting. Merely attending the Meeting, however, will not revoke a previously given proxy.

By Order of the Board of Trustees of the Managed Portfolio Series,

Jason M. Venner

Secretary, Managed Portfolio Series

April 29, 2026

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD(S) UNLESS YOU ELECT TO CHANGE YOUR VOTE.

Important Notice Regarding the Availability of Proxy Materials for the Meeting:

The Notice of Special Meeting of Shareholders and Proxy Statement/Prospectus

are available at https://proxyvotinginfo.com/p/olsteinfunds2026

_______________________________

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
AND VOTE ON THE PROPOSAL
_______________________________

We are providing you with this overview of the proposal on which your vote is requested. Please read the full text of the Proxy Statement/Prospectus, which contains additional information about the proposal, and keep it for future reference. Your vote is important.

Questions and Answers

Q.       What am I being asked to vote upon?

A.       You are being asked to approve the reorganization of the Olstein All Cap Value Fund (the “Olstein Fund”), a series of Managed Portfolio Series (“MPS”) into a new mutual fund family. Specifically, as a shareholder of the Olstein Fund, you are being asked to consider and approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) under which the assets and liabilities of the Olstein Fund will be transferred to the Easterly Snow All Cap Value Fund (the "Easterly Fund"), a newly-created series in the James Alpha Funds Trust d/b/a Easterly Funds Trust (“Easterly Funds Trust”) with the same primary investment objective and substantially similar principal investment strategies and principal risks as the Olstein Fund.

Olstein Fund	Easterly Fund
Olstein All Cap Value Fund	Easterly Snow All Cap Value Fund

If shareholders of the Olstein Fund approve the Reorganization Agreement and certain other closing conditions are satisfied or waived, Olstein Fund shareholders will receive shares of equal value of the same or a comparable class of the Easterly Fund in exchange for shares of the Olstein Fund, and the outstanding shares of the Olstein Fund will be cancelled as permitted by the organizational documents of the Olstein Fund and applicable law. The Olstein Fund will thereafter wind up its affairs and be dissolved under applicable law and deregistered under the Investment Company Act of 1940, as amended (the “1940 Act”). We refer to such reorganization as the “Reorganization.”

Q.       Why is the Reorganization being proposed?

A.       Easterly Investment Partners LLC (“Easterly” or the “Adviser”) has entered into an Asset Purchase Agreement with Olstein Capital Management, L.P. (“Olstein”), the current investment adviser of the Olstein Fund, under which Easterly will acquire Olstein’s fund management business, and the Olstein Fund will be reorganized into the Easterly Fund (provided Olstein Fund shareholders approve the Reorganization and shareholders of the Olstein Small Cap Value Fund, another series of MPS, approve a related reorganization proposal).

Easterly and Olstein believe that the Olstein Fund and its shareholders will benefit from reorganizing into the Easterly Fund in several qualitative and quantitative ways. First, shareholders of the Olstein Fund will be able to continue having their investment managed according to a fundamental value-oriented strategy in a fund with similar objectives and strategies managed by an experienced value-oriented manager. In addition, the management fees of the Easterly Fund will be lower than those of the Olstein Fund, and the net expense ratio of the Easterly Fund is expected to be lower than the net expense ratio of the Olstein Fund as a result of an expense limitation agreement with Easterly. Aligning the Olstein Fund under the Easterly brand has the potential to make the Fund more visible in the marketplace and Easterly and Olstein believe that the Olstein Fund will benefit from the sales and marketing expertise of Easterly and Easterly Securities LLC, an affiliate of Easterly. These changes could create greater distribution opportunities that could allow for greater growth in assets and may lead to economies of scale which could further lower fees and expenses.

Q.       What effect will the Reorganization have on me as a shareholder of the Olstein Fund?

A.       Immediately after the closing of the Reorganization, you will own shares of the same or a comparable class of the Easterly Fund that are equal in value to the total value of the shares of the Olstein Fund that you held immediately prior to the closing of the Reorganization. The Easterly Fund will not use the same administrator and transfer agent as the Olstein Fund and, as a result, the processes and mechanisms that shareholders who purchase shares directly from the Olstein Fund (and not through a financial intermediary) currently utilize and the persons or entities that such shareholders currently contact to buy, redeem and exchange shares and otherwise manage their account will change.

Q.       Are there any significant differences between the investment objectives and principal investment strategies and principal risks of the Olstein Fund and the Easterly Fund?

A.       No. The Easterly Fund has the same primary investment objective of long-term capital appreciation as the Olstein Fund; however, the Olstein Fund, unlike the Easterly Fund, has a secondary objective of income, which is pursued when suitable undervalued securities (pursuant to the Fund’s principal investment strategy) are not available. The investment objectives of the Olstein Fund and Easterly Fund are non-fundamental and can be changed by its Board of Trustees without a shareholder vote. The Easterly Fund has substantially similar principal investment strategies and principal risks as the Olstein Fund. Both Funds seek to invest in a diversified portfolio of stocks that the Fund’s investment adviser believes are undervalued. Both Funds may invest up to 20% of their net assets in foreign securities in developed countries; however, the Olstein Fund limits such investments to securities that are traded in U.S. dollars whereas the Easterly Fund does not. The Easterly Fund can also invest in preferred stocks. The Olstein Fund has a risk related to investments in the industrials sector, while the Easterly Fund does not currently anticipate its portfolio having a significant focus on investments in the industrials sector. Otherwise, all risks of the Olstein Fund are also principal risks of the Easterly Fund. The Easterly Fund also has a principal risk for preferred stock.

Q.       Are there any significant differences in the advisory fee of the Olstein Fund and the Easterly Fund?

A.       Yes. The advisory fee payable by the Easterly Fund is 0.75% of the Fund’s average daily net assets. The Olstein Fund’s current effective advisory fee rate is 1.00% of the Fund’s average daily net assets, with breakpoints not currently in effect.

Q.       Are there any significant differences in the total annual fund operating expenses of the Olstein Fund and the Easterly Fund?

A.       Yes. As shown in the chart below, the pro forma total annual fund operating expenses, before and after fee waivers, of the Easterly Fund, which reflect projected anticipated expenses following the Reorganization, are expected to be lower than the Olstein Fund's total annual fund operating expenses.

Total Annual Fund Operating Expenses

Olstein Fund Olstein All Cap Value Fund	Easterly Fund Easterly Snow All Cap Value Fund Before Waivers/After Waivers
Adviser Class: 1.18%	Class I: 0.95% / 0.95%
Class A: 1.43%	Class A: 1.20% / 1.20%
Class C: 2.18%	Class C: 1.95% / 1.95%

Pursuant to an operating expense limitation agreement between Easterly and the Easterly Fund, Easterly has contractually agreed to waive all or a portion of its advisory fee and/or pay expenses of the Easterly Fund so that total annual Fund operating expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for Class A, Class C and Class I do not exceed 1.20%, 1.95% and 0.95%, respectively. The expense limitation agreement for Class A, Class C and Class I shares will be in effect through December 31, 2027. More information regarding the expense limitation agreement and a comparison of the gross and net total annual fund operating expenses of the Olstein Fund and the Easterly Fund are described in the “Comparison of Fees and Expenses” section of the Proxy Statement/Prospectus.

Q.       Will there be any sales load, commission or other transactional fee in connection with the Reorganization?

A.       No. The total value of the shares of the Olstein Fund that you own will be exchanged for shares of the Easterly Fund without the imposition of any sales load, commission or other transactional fee.

Q.       What are the expected federal income tax consequences of the Reorganization?

A.       The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. As a condition of closing, the Olstein Fund will receive an opinion of counsel to the effect that the Reorganization will constitute a tax-free “reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”).

While there can be no guarantee that the U.S. Internal Revenue Service will adopt similar positions, it is expected, subject to the limited exceptions described in the Proxy Statement/Prospectus under the heading “Federal Income Tax Consequences,” that neither shareholders, nor the Olstein Fund, will recognize gain or loss as a direct result of the Reorganization, and the holding period for, and, with respect to shareholders of Olstein Fund, the aggregate tax basis of, the Easterly Fund’s shares that you receive in the Reorganization will include the holding period for, and will be the same as the aggregate tax basis of, the shares that you surrender in the Reorganization. Shareholders should consult their tax adviser about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in the Proxy Statement/Prospectus relates to the federal income tax consequences of the Reorganization only.

Q.       Has the Board of Trustees of MPS (the “MPS Board”) considered the Reorganization, and how do they recommend that I vote?

A.       The MPS Board, including the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Olstein Fund, has carefully considered the Reorganization and unanimously recommends that you vote “FOR” the Reorganization. A summary of the considerations of the MPS Board in making this recommendation is provided in the “Board Considerations” section of the Proxy Statement/Prospectus.

Q.       What is the anticipated timing of the Reorganization?

A.       A special meeting of shareholders of the Olstein Fund will be held on June 26, 2026 (together with any postponements or adjournments thereof, the “Meeting”). If shareholders of the Olstein Fund approve the Reorganization, and shareholders of the Olstein Small Cap Value Fund, another series of MPS, approve a related reorganization proposal, it is anticipated that the Reorganization will occur as soon as practicable thereafter.

Q.       Will there be any significant portfolio transitioning in connection with the Reorganization?

A.        The Easterly Fund will employ a similar investment objective, investment strategies and investment processes as the Olstein Fund. Accordingly, Olstein and Easterly do not anticipate significant portfolio repositioning prior to the closing of the Reorganization. Easterly anticipates that the portfolio managers of the Easterly Fund will reposition the portfolio over time consistent with the investment approach used with respect to the Easterly Fund strategy. Such repositioning will be effected in a manner that seeks to minimize tax consequences and transaction costs to the extent practicable.

Q.       What will happen if shareholders of the Olstein Fund do not approve the Reorganization?

A.        If the shareholders of the Olstein Fund do not approve the proposed Reorganization of the Olstein Fund, then the Reorganization of the Olstein Fund maywill not be implemented and the MPS Board will consider other alternatives to the Reorganization, including continuing the Olstein Fund as a series of MPS or liquidating the Olstein Fund. Also, if shareholders of the Olstein Strategic Opportunities Fund do not approve the related reorganization proposal then the Reorganization of the Olstein Fund may not be implemented and the MPS Board will consider other alternatives to the Reorganization, including continuing the Olstein Fund as a series of MPS or liquidating the Olstein Fund.may be

Q.       What if I do not wish to participate in the Reorganization?

A.       If you do not wish to have the shares of your Olstein Fund exchanged for shares of the Easterly Fund as part of the Reorganization that is approved by shareholders, you may redeem your shares prior to the consummation of the Reorganization. If you redeem your shares, you will incur any applicable deferred sales charge and if you hold shares in a taxable account, you will recognize a taxable gain or loss equal to the difference between your tax basis in the shares and the amount you receive for them.

Q.       Why are you sending me the Proxy Statement/Prospectus?

A.       You are receiving a Proxy Statement/Prospectus because you own shares in the Olstein Fund and have the right to vote on the very important proposal described therein concerning your Olstein Fund. The Proxy Statement/Prospectus contains information that you should know before voting on the proposed Reorganization and which, if such proposed Reorganization is approved, and shareholders of the Olstein Small Cap Value Fund approve a related reorganization proposal, will result in your investment in the Easterly Fund. The document is both a proxy statement of the Olstein Fund and also a prospectus for the Easterly Fund.

Q.       Will the Olstein Fund or Easterly Fund pay the costs of this proxy solicitation or any additional costs in connection with the proposed Reorganization?

A.       No. Neither the Olstein Fund nor Easterly Fund will bear these costs. The costs of the Reorganization will be borne by Easterly and/or Olstein. The Easterly Fund will bear certain organizational and offering costs in connection with the creation and issuance of new shares, but these costs will be subject to the limits on the Easterly Fund’s total annual fund operating expenses described in the “Comparison of Fees and Expenses” section of the Proxy Statement/Prospectus.

Q.       What is the required vote to approve the Proposal?

A.       For the Olstein Fund, shareholder approval of the Proposal requires the affirmative vote of the lesser of (i) 67% or more of the shares present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of such Olstein Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of such Olstein Fund. Such affirmative vote for the Olstein Fund is measured on the basis of all share classes as a whole and not any individual share class.

Q.       How do I vote my shares?

A.       For your convenience, there are several ways you can vote:

•	Voting at the Meeting: You may vote in person at the Meeting on June 26, 2026.
•	Voting by Proxy: Whether or not you plan to attend the Meeting, we urge you to complete, sign and date the enclosed proxy card, and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Meeting and vote. If you properly fill in and sign your proxy card and send it to us in time to vote at the Meeting, your “proxy” (the individuals named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares “FOR” the proposal, as recommended by the MPS Board, and in their best judgment on other matters. Your proxy will have the authority to vote and act on your behalf at any adjournment or postponement of the Meeting. Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the internet or by attending the Meeting and voting. If you revoke a previous proxy, your vote will not be counted unless you attend the Meeting and vote, or legally appoint another proxy to vote on your behalf.

•	If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, and you wish to attend the Meeting and vote your shares or revoke a previous proxy at the Meeting, you must request a legal proxy from such bank, broker-dealer or other third-party intermediary. If your proxy has not been revoked, the shares represented by the proxy will be cast at the Meeting and any adjournments thereof. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.
•	Voting by Telephone or the Internet: You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying the Proxy Statement/Prospectus.

Q.       Whom should I call for additional information about the Reorganization or the Proxy Statement/Prospectus?

A. If you need any assistance, or have any questions regarding the Reorganization or how to vote your shares, please call 1-888-371-8898.

Managed Portfolio Series 615 East Michigan Street, 2nd Floor Milwaukee, Wisconsin 53202 (414) 765-6844	James Alpha Funds Trust d/b/a Easterly Funds Trust 515 Madison Avenue New York, New York 10022 (888) 814-8180

PROXY STATEMENT/PROSPECTUS
April 29, 2026

Introduction

This Proxy Statement/Prospectus is being furnished to shareholders of the series of Managed Portfolio Series (“MPS”) as set forth in the chart below (the “Olstein Fund”) in connection with the solicitation by the Board of Trustees of MPS (the “MPS Board”) of proxies to be used at a special meeting of the shareholders of the Olstein Fund, which will be held, on June 26, 2026 at 10:30 AM (Central Time) (together with any postponements or adjournments thereof, the “Meeting”). At the Meeting, shareholders of the Olstein Fund are being asked to consider the following proposal:

PROPOSAL: To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for the reorganization of the Olstein Fund into a corresponding, newly-created series of James Alpha Funds Trust d/b/a Easterly Funds Trust (“Easterly Funds Trust”) as set forth in the chart below (the “Easterly Fund”), including: (i) the transfer of all of the assets of the Olstein Fund to the Easterly Fund solely in exchange for shares of the Easterly Fund and the assumption by the Easterly Fund of all of the liabilities of the Olstein Fund; (ii) the distribution of shares of the Easterly Fund to shareholders of the Olstein Fund in complete liquidation of the Olstein Fund; and (iii) the cancellation of the outstanding shares of the Olstein Fund (all of the foregoing being referred to as the “Reorganization”).

Olstein Fund and Share Classes	Easterly Fund and Share Classes
Olstein All Cap Value Fund Adviser Class Class A Class C	Easterly Snow All Cap Value Fund Class I Class A Class C

This Proxy Statement/Prospectus contains information that shareholders of the Olstein Fund should know before voting on the proposal that is described herein, and should be retained for future reference. It is both the proxy statement of the Olstein Fund and also a prospectus for the Easterly Fund. The Olstein Fund and Easterly Fund are each a series of a registered open-end management investment company. We sometimes refer to the Olstein Fund and the Easterly Fund collectively as the “Funds” and to each series individually as a “Fund.”

The Reorganization of the Olstein Fund with and into the Easterly Fund as described in the Reorganization Agreement will involve three steps:

  In accordance with the terms of the Reorganization Agreement, the transfer by the Olstein Fund of all of its assets to the Easterly Fund, the assumption by the Easterly Fund of all of the liabilities of the Olstein Fund, and the issuance of shares of the Easterly Fund to the Olstein Fund equal to the aggregate net asset value (“NAV”) of the Olstein Fund’s shares owned by the Olstein Fund’s shareholders on the closing date of the Reorganization;
  the pro rata distribution of shares of the same or a comparable class of the Easterly Fund to the shareholders of record of the Olstein Fund as of the closing date of the Reorganization and the cancellation of the outstanding shares of the Olstein Fund held by such shareholders, as permitted by the organizational documents of the Olstein Fund and applicable law; and
  the winding up of the affairs of the Olstein Fund and dissolution under applicable law.

If shareholders approve the Reorganization Agreement and certain other closing conditions are satisfied or waived, including approval of a related reorganization by the shareholders of the Olstein Small Cap Value Fund, the total value of the Easterly Fund shares that you will receive after the closing of the Reorganization (in accordance with the terms of the Reorganization Agreement) will be the same as the total value of the shares of the Olstein Fund that you held immediately prior to the Reorganization. The Reorganization is intended to be a tax-free reorganization for federal income tax purposes, meaning that you should not be required to pay any federal income tax in connection with the Reorganization. No sales charges, redemption fees or minimum investment amounts will be imposed in connection with the Reorganization.

The MPS Board has fixed the close of business on April 20, 2026 as the record date (“Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Shareholders of the Olstein Fund on the Record Date will be entitled to one vote for each full share of the Olstein Fund held, and a proportionate fractional vote for each fractional share. We intend to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about May 1, 2026 to all shareholders entitled to vote at the Meeting.

After careful consideration of the proposed Reorganization, the MPS Board has unanimously approved the Reorganization Agreement and the Reorganization and has determined that it is in the best interest of the Olstein Fund and its shareholders. If shareholders of the Olstein Fund do not approve the Reorganization, the MPS Board will consider what further action is appropriate, which may include liquidation of the Olstein Fund.

Additional information about the Funds is available in the:

•	Prospectuses for the Olstein Fund and the Easterly Fund;
•	Annual and Semi-Annual Reports to Shareholders and annual and semi-annual financial statements and other information of the Olstein Fund;
•	Statements of Additional Information (each, an “SAI”) for the Olstein Fund and the Easterly Fund; and
•	SAI relating to this Proxy Statement/Prospectus.

Exhibit A contains a list of the specific prospectuses incorporated by reference into the Proxy Statement/Prospectus.

These documents are on file with the Securities and Exchange Commission (the “SEC”). The prospectus of the Olstein Fund is incorporated herein by reference and is legally deemed to be part of this Proxy Statement/Prospectus. A copy of the prospectus for the Easterly Fund that corresponds to the Olstein Fund accompanies this Proxy Statement/Prospectus and is incorporated herein by reference and is deemed to be part of this Proxy Statement/Prospectus. The SAI to this Proxy Statement/Prospectus, dated the same date as this Proxy Statement/Prospectus, also is incorporated by reference and is deemed to be part of this document and is available upon oral or written request from the Easterly Fund, at the address and toll-free telephone number noted below. The Olstein Fund’s prospectus and the most recent Annual Report and Semi-Annual Report to Shareholders of the Olstein Fund have been previously mailed to shareholders and are available, along with other information such as the Fund’s financial statements, on the Olstein Fund’s website at https://www.olsteinfunds.com.

Copies of all of these documents are available upon request without charge by visiting, writing to or calling:

For Olstein Fund Documents:	For Easterly Fund Documents:
Managed Portfolio Series 615 East Michigan Street, 2nd Floor Milwaukee, Wisconsin 53202 (414) 765-6844	Easterly Funds Trust
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
(888) 814-8180

Information about the Olstein Fund and the Easterly Fund is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

PROPOSAL:
APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

Summary

Olstein Capital Management, L.P. (“Olstein”), as investment adviser to the Olstein Fund, is proposing a reorganization of the Olstein Fund into the Easterly Fund, a corresponding, newly-created series of Easterly Funds Trust (the “Reorganization”). The MPS Board, on behalf of the Olstein Fund, unanimously approved the Reorganization, subject to approval by shareholders of the Olstein Fund and the satisfaction of other closing conditions. In the Reorganization, the Olstein Fund will transfer its assets and liabilities to the Easterly Fund. The Easterly Fund will then issue shares to the Olstein Fund, which will distribute such shares to shareholders of the Olstein Fund. Any shares you own of the Olstein Fund at the time of the Reorganization will be cancelled and you will receive shares, in the same or a comparable share class, of the Easterly Fund having an aggregate value equal to the value of your shares of the Olstein Fund (even though the NAV per share may differ). It is expected that no gain or loss will be recognized by any shareholder of the Olstein Fund in connection with the Reorganization, as discussed below under “Federal Income Tax Consequences.” If approved by shareholders and certain other conditions are met, the Reorganization is expected to occur as soon as practicable thereafter.

Reasons for the Reorganization

The MPS Board considered the proposed Reorganization and the Reorganization Agreement associated therewith at board meetings held in February 2026. Based upon the recommendations of Olstein, the MPS Board’s evaluation of the terms of the Reorganization Agreement, and other relevant information presented to the MPS Board in advance of the meetings, and in light of its fiduciary duties under federal and state law, the MPS Board, including all of the Trustees who are not “interested persons” of MPS under the Investment Company Act of 1940, as amended (the “1940 Act”), determined that the Reorganization was in the best interests of the Olstein Fund and its shareholders.

For a more complete discussion of the factors considered by the MPS Board in approving the Reorganization, see the section entitled “Board Considerations” in this Proxy Statement/Prospectus.

Comparison of Investment Objectives and Principal Investment Strategies

The Easterly Fund was recently created solely to acquire the assets and assume the liabilities of the Olstein Fund in the Reorganization.

Both the Olstein Fund and the Easterly Fund have a primary investment objective of long-term capital appreciation. However, the Olstein Fund, unlike the Easterly Fund, has a secondary objective of income, which is pursued when suitable undervalued securities (pursuant to the Fund’s principal investment strategy) are not available. For both Funds, each of the investment objectives is non-fundamental and can be changed by its Board of Trustees without a shareholder vote.

The investment approach of the Olstein Fund and the Easterly Fund are substantially similar. Each Fund seeks to invest in a diversified portfolio of stocks that the Fund’s investment adviser believes are undervalued. The Easterly Fund defines undervalued securities as those with lower values that are likely to experience a rebound in earnings due to an event that leads to higher stock valuations, whereas the Olstein Fund defines undervalued securities as those in which the stock prices fall below a company’s private market value as a result of short-term focus on or overreaction to various factors. Both Funds pursue a bottom-up investment process that focuses on a company’s financial statements (including balance sheets and cash flow statements) in analyzing the potential for future earnings.

The Olstein Fund and the Easterly Fund each principally invest in common stock of companies of any market capitalization size. Both Funds may invest up to 20% of their net assets in foreign securities in developed countries, however the Olstein Fund limits such investments to securities that are traded in U.S. dollars. The Easterly Fund can also invest in preferred stocks. The Olstein Fund and Easterly Fund are subject to substantially the same principal investment risks.

The investment objective and principal investment strategies of the Olstein Fund can be found in the Olstein Fund prospectus that you received upon purchasing shares in the Olstein Fund and any updated prospectuses that you may have subsequently received. The investment objective and principal investment strategies of the Easterly Fund can be found in the Easterly Fund’s prospectus, which is enclosed with this Proxy Statement/Prospectus.

Recently adopted amendments to Rule 35d-1 under the 1940 Act (“Names Rule”) will require funds with the term “value” in their name to adopt an 80% investment policy to invest in value stocks. As such, the Easterly Fund will be subject to the requirements of the amended Names Rule with respect to the term “value” upon the applicable compliance date of the Names Rule.

1

Principal Risks Associated with the Easterly Fund

The Olstein Fund and the Easterly Fund are subject to substantially the same principal investment risks. The Olstein Fund discloses a risk related to investments in the industrials sector, while the Easterly Fund does not currently anticipate its portfolio having a significant focus on investments in the industrials sector. Otherwise, all risks of the Olstein Fund are also principal risks of the Easterly Fund. The Easterly Fund discloses a principal risk for investing in large-cap companies and preferred stock, and the Easterly Fund’s foreign securities risk also addresses foreign currency risk, which the Olstein Fund does not disclose. As a result of the similarity of each Fund’s investment strategy, the principal risks associated with an investment in the Easterly Fund are substantially similar to the risks associated with an investment in the Olstein Fund, although the Easterly Fund may describe such risks somewhat differently. A summary of certain principal risks for the Easterly Fund is included below. The Easterly Fund may be subject to other principal risks that are not identified below. The enclosed prospectus of the Easterly Fund contains a discussion of the principal risks of the Easterly Fund. For more information on the risks associated with the Easterly Fund, see the “Principal Investment Strategies and Principal Risks of Investing in the Fund” section of the Easterly Fund’s prospectus and “Investment Strategies and Risks” section of the Easterly Fund’s SAI. The cover page of this Proxy Statement/Prospectus describes how you can obtain a copy of the SAI.

Principal Risks of the Easterly Fund:

Management Risk - The investment strategies, techniques and risk analyses used by Easterly Investment Partners LLC (“Easterly” or the “Adviser”) may not produce the desired results and may not result in an increase in the value of your investment. Consequently, the Fund may underperform when compared to other funds with a similar benchmark or similar objectives and investment strategies.

Investment and Market Risk - An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. The value of these securities held by the Fund, like other market investments, may move up or down, sometimes rapidly and unpredictably due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, supply chain disruptions, trade disputes, economic sanctions, imposition of tariffs, elevated levels of government debt, recessions, a government shutdown, conflicts and social unrest) could have significant impacts on issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects and adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Investors will be negatively impacted if the value of their portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility and exacerbate pre-existing risks to the Fund. The Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Equity Securities Risk - The Fund is subject to risks associated with investing in equity securities, including market risk, issuer risk, price volatility risks and market trends risk. The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. The Fund’s ability to achieve its investment objective may be affected by the risks attendant to any investment in equity securities. Common stockholders are subordinate to debt or preferred stockholders in a company’s capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole.

Small and Mid-Capitalization Company Risk - Investing in small and mid-capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have an unproven or narrow technological base and limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Fund to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Large-Cap Company Risk - Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Value Style Investing Risk - Value investing strategies involve obtaining exposure to individual investments or market sectors that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Because different types of investments go out of favor with investors depending on market and economic conditions, the Fund’s return may be adversely affected during market downturns and when value investment strategies are out of favor.

Investment Focus Risk - To the extent the Fund invests a greater amount in any one sector or industry, such as the financials sector, the Fund’s performance will depend to a greater extent on the overall condition of that sector or industry and there is increased risk to the Fund if conditions adversely affect that sector or industry. The financials sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, credit rating downgrades and the availability and cost of capital, among other factors.

Foreign Securities Risk - Foreign securities in which the Fund may invest include direct investments in equity securities of foreign issuers that are traded on a foreign securities exchange or over the counter and investments in depository receipts (such as American Depositary Receipts (“ADRs”)) that represent indirect interests in securities of foreign issuers that are traded on a U.S. securities exchange or over the counter. The Fund’s foreign investments will be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; less stringent investor protections and disclosure standards; differing auditing, accounting and legal standards; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions. Foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

These risks are magnified for investments in developing or emerging countries, which may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

ADR Risk. ADRs are generally subject to the same risks as foreign securities because their values depend on the performance of the underlying foreign securities. Holders of unsponsored ADRs generally bear all the costs of such depositary receipts, and the issuers of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the ADRs.

Preferred Stock Risk - Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Fund owns a preferred stock on which distributions are deferred, the Fund may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Comparison of Fundamental Investment Restrictions

The 1940 Act requires fundamental investment restrictions relating to diversification, borrowing, issuing senior securities, underwriting, investing in real estate, investing in physical commodities, making loans, and concentrating in particular industries. Fundamental investment restrictions of a fund cannot be changed without shareholder approval. The Olstein Fund and the Easterly Fund have substantially similar fundamental investment restrictions. As part of the proposed Reorganization, Easterly reviewed the Olstein Fund’s fundamental investment restrictions and determined that it would be in the best interests of the Easterly Fund to conform the language of such fundamental restrictions to the corresponding fundamental restriction of the Easterly Funds Trust. A chart providing a side-by-side comparison of each fundamental investment restriction can be found on Exhibit B. An explanation of the conforming changes to certain fundamental investment restrictions is provided below.

Borrowing, Senior Securities, Commodities and Lending. The financial markets and regulatory requirements continue to evolve. For example, SEC Staff guidance and interpretations allow an open-end fund under certain conditions to engage in a number of types of transactions that might otherwise be considered to create “senior securities,” such as, short sales, certain options, and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions).

The fundamental restrictions regarding borrowing, issuing senior securities, investing in physical commodities and lending for the Easterly Funds are intended to provide maximum flexibility under current law by prohibiting the Easterly Funds from borrowing money, issuing senior securities, purchasing or selling physical commodities, and making loans, except as permitted by the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or its staff and any exemptive order or similar relief granted to the Fund. Easterly believes it is in the Easterly Fund’s best interest to adopt modernized fundamental investment restrictions in order to provide the Easterly Fund with the flexibility to adapt to continuously changing regulation and to react to changes in the financial markets and the development of new investment opportunities and instruments, in accordance with the Easterly Fund’s investment goals and subject to oversight by the Board. Under the Easterly Funds’ restriction regarding borrowing, issuing senior securities, physical commodities or lending, if current applicable law were to change, the Funds would be able to conform to any such new law without shareholders taking further action.

Easterly does not anticipate that the differences between the fundamental investment restrictions for the Olstein Fund and the Easterly Fund create additional material risk to the Easterly Fund or will affect the way the Easterly Fund is managed relative to the Olstein Fund.

Both the Olstein Fund and the Easterly Fund may be subject to other investment restrictions that are not identified above. The full list of the Olstein Fund’s and the Easterly Fund’s investment restrictions may be found in its respective SAI. See the cover page of this Proxy Statement/Prospectus for a description of how you can obtain a copy of the Olstein Fund’s SAI.

Comparison of Fees and Expenses

The following table compares the shareholder fees and annual fund operating expenses, expressed as a percentage of net assets (“expense ratios”), of the Olstein Fund with the shareholder fees and pro forma expense ratios of the Easterly Fund. Pro forma expense ratios of the Easterly Fund give effect to the Reorganization. The pro forma expense ratios shown project anticipated expenses, but actual expenses may be greater or less than those shown. As further explained under “Comparison of Share Classes and Distribution Arrangements - Initial Sales Charge, Reductions and Waivers of the Olstein Fund and the Easterly Fund,” the sales charge schedules for the Olstein Fund and Easterly Fund differ. Unless eligible for a waiver or reduction, the maximum sales charge as a percentage of the offering price for Class A shares of the Olstein Fund is 5.50% and is applied to purchases less than $50,000 and a 1.00% contingent deferred sales charge (“CDSC”) for shares redeemed within 12 months of purchase for purchases of $1 million or more; whereas the maximum sales charge as a percentage of the offering price for Class A shares of the Easterly Fund is 5.75% and is applied to purchases less than $50,000 and a 1.00% CDSC for shares redeemed within 18 months of purchase for purchases of $500,000 or more. As a result, shareholders who hold Class A shares of the Olstein Fund would pay a higher sales charge to purchase additional Class A shares of the Easterly Fund following the Reorganization, unless they qualified for a sales charge reduction or waiver.

	Olstein All Cap Value Fund as of December 31, 2025			Pro Forma Easterly Snow All Cap Value Fund as of December 31, 2025
Shareholder Fees † (fees paid directly from your investment)	Class A reorganizing into Easterly Fund Class A	Class C reorganizing into Easterly Fund Class C	Adviser Class reorganizing into Easterly Fund Class I	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases as a % of offering price	5.50%	NONE	NONE	5.75%	NONE	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends as a % of offering price	NONE	NONE	NONE	NONE	NONE	NONE
Maximum Contingent Deferred Sales Charge (Load) as a % of offering price*	NONE**	1.00%	NONE	NONE**	1.00%	NONE
Redemption Fee (as a percentage of amount redeemed on shares held 30 days or less)	NONE	NONE	NONE	NONE	NONE	NONE
ANNUAL FUND OPERATING EXPENSES ‡ (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%	0.75%	0.75%	0.75%
Distribution and/or Service Rule 12b-1 Fees	0.25%	1.00%	NONE	0.25%	1.00%	NONE
Other Expenses	0.18% [1]	0.18% [1]	0.18% [1]	0.20% [1]	0.20% [1]	0.20% [1]
Total Annual Fund Operating Expenses[2]	1.43%	2.18%	1.18%	1.20%	1.95%	0.95%

Footnotes to Fee Table:

† Details regarding sales charges imposed on purchases and CDSCs can be found in the “Comparison of Share Classes and Distribution Arrangements” section of this Proxy Statement/Prospectus.

‡ There is no guarantee that actual expenses will be the same as those shown in the table. Pro Forma expenses of the Easterly Fund are based on estimated amounts for the current fiscal year. Easterly and/or Olstein will bear 100% of the costs incurred in connection with the Reorganization, provided that the Easterly Fund will bear its own organization and offering costs incurred in connection with the creation and issuance of new shares, but these costs will be subject to the limits on the Easterly Fund’s total annual fund operating expenses. These reorganization expenses have not been reflected in the tables above.

* For the Olstein Fund, the Maximum Contingent Deferred Sales Charge (Load) is imposed as a percentage of the initial investment or the value of the investment at redemption, whichever is lower. For the Easterly Fund, it is imposed as a percentage of the offering price (which is the NAV plus the applicable sales charge).

**For the Olstein Fund, purchases of $1 million or more of Class A shares may be subject to a maximum 1.00% CDSC on shares redeemed during the first year after their purchase. For the Easterly Fund, purchases of $500,000 or more of Class A shares may be subject to a 1.00% CDSC on shares redeemed during the first 18 months after their purchase.

1.       For the Easterly Fund, “Other Expenses” are based on estimated amounts for the current fiscal year. For the Olstein Fund, “Other Expenses” are based on Olstein Fund assets under management as of December 31, 2025.

2.       Pursuant to an operating expense limitation agreement between Easterly and the Easterly Fund, Easterly has contractually agreed to waive all or a portion of its advisory fee and/or pay expenses of the Easterly Fund so that total annual Fund operating expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for Class A, Class C and Class I do not exceed 1.20%, 1.95% and 0.95%, respectively. The expense limitation agreement for Class A, Class C and Class I shares will be in effect through December 31, 2027. This operating expense limitation agreement cannot be terminated during its term. Easterly is permitted to seek reimbursement from the Easterly Fund, subject to limitations, for management fees waived and Fund expenses paid within three (3) years from the date on which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Easterly Fund’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less.

The Olstein Fund currently does not have an expense limitation agreement in place.

Expense Example

The Examples are intended to help you compare the costs of investing in different classes of the Olstein Fund and the Easterly Fund with the cost of investing in other mutual funds. Pro forma combined costs of investing in different classes of the Easterly Fund after giving effect to the Reorganization of the Olstein Fund into the Easterly Fund are also provided. All costs are based upon the information set forth in the table above.

The Examples assume that you invest $10,000 for the time periods indicated and show the expenses that you would pay if you redeem all of your shares at the end of those time periods. The Examples also assume that your investment has a 5% return each year and that the operating expenses remain the same.

Any applicable fee waivers and/or expense reimbursements are reflected in the below Examples for the first year only for the Olstein Fund and the Easterly Fund. The pro forma numbers contemplate that Easterly has contractually agreed to waive advisory fees and/or reimburse expenses through December 31, 2027. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	With Redemption				Without Redemption
Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Olstein All Cap Value Fund as of December 31, 2025
Class A reorganizing into Easterly Fund Class A	$688	$978	$1,289	$2,169	$688	$978	$1,289	$2,169
Class C reorganizing into Easterly Fund Class C	$321	$682	$1,169	$2,513	$221	$682	$1,169	$2,513
Adviser Class reorganizing into Easterly Fund Class I	$120	$375	$649	$1,432	$120	$375	$649	$1,432

Pro Forma Easterly Snow All Cap Value Fund as of December 31, 2025
A	$690	$934	$1,197	$1,946	$690	$934	$1,197	$1,946
C	$298	$612	$1,052	$2,275	$198	$612	$1,052	$2,275
I	$97	$303	$525	$1,166	$97	$303	$525	$1,166

The Examples are not a representation of past or future expenses. The Olstein Fund’s and Easterly Fund’s actual expenses, and an investor’s direct and indirect expenses, may be more or less than those shown. The table and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds. The 5% annual return is not a prediction of and does not represent the Olstein Fund’s or the Easterly Fund’s projected or actual performance.

Easterly is permitted to seek reimbursement from the Easterly Fund, subject to limitations, for management fees waived and Fund expenses paid within three (3) years from the date on which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Easterly Fund’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred or (ii) the current expense cap, whichever is less.

Comparison of Investment Performance

Performance

The accompanying bar charts and tables provide some indication of the risks of investing in the Olstein Fund by showing how the Olstein Fund’s total returns have varied from year-to-year. Figures shown in the bar chart are for the Olstein Fund’s Adviser Class. Following the bar chart are the Fund’s highest and lowest quarterly returns during the period shown in the bar chart. The performance table that follows shows how the Olstein Fund’s average annual total returns over time compare with a broad-based securities market index. Past performance (before and after taxes) will not necessarily continue in the future. Class A and Class C shares have similar annual returns to Adviser Class shares because the classes are invested in the same portfolio of securities. However, the returns for Class A and Class C shares are lower than Adviser Class shares because Class A and Class C shares have higher expenses and Class A shares are subject to a load. Olstein Fund returns shown in the performance table reflect the maximum sales charge of 5.50% for the Olstein Fund’s Class A and the contingent deferred sales charge of 1.00% during the one year period for the Class C shares. Updated performance information is available on the Olstein Fund’s website at https://www.olsteinfunds.com or by calling the Olstein Fund toll free at 1-800-799-2113.

The Easterly Fund does not have any operating history or performance information. Upon completion of the proposed Reorganization, the Easterly Fund will not show the performance of the Olstein Fund because as part of the reorganization the Olstein Fund will change its investment adviser to Easterly.

Olstein All Cap Value Fund

Calendar Year Total Returns as of December 31, 2025 - Adviser Class(1)

(1) The Olstein Fund is the accounting successor to the Olstein All Cap Value Fund, a series of The Olstein Funds (the “Predecessor All Cap Value Fund”). Accordingly, the performance shown in the bar chart and performance table for periods prior to September 14, 2018, represents the performance of the Predecessor All Cap Value Fund.

Best Quarter Worst Quarter

Q2 2020: 22.42% Q1 2020: -31.42%

Year-to-Date as of March 31, 2026: -1.68%

Average Annual Total Returns for the periods ended December 31, 2025

Share Class	One Year	Five Years	Ten Years
Adviser Class
Return Before Taxes	8.17%	6.70%	8.72%
Return After Taxes on Distributions	6.64%	4.95%	7.42%
Return After Taxes on Distributions and Sale of Fund Shares	5.89%	5.10%	6.92%
Class A Return Before Taxes	1.95%	5.23%	N/A
Class C Return Before Taxes	6.11%	5.63%	7.63%
Russell 3000® Value Index (reflects no deduction for fees, expenses and taxes.)	15.71%	11.18%	10.46%
Russell 3000® Index (reflects no deduction for fees, expenses and taxes.)	17.15%	13.15%	14.29%

After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.

Comparison of Portfolio Managers

The Olstein Fund is managed by Robert A. Olstein, Eric R. Heyman, Timothy S. Kang and John D. Sullivan, Jr. A description of the employment history of these portfolio managers and the performance returns of the Olstein Fund is included in the prospectus and shareholder reports of the Olstein Fund. The cover page of this Proxy Statement/Prospectus describes how you can obtain a copy of the Olstein Fund’s prospectus and Annual and Semi-Annual Shareholder Reports.

The Easterly Fund is managed by Joshua R. Schachter, CFA and Joseph Artuso, CFA. The “Portfolio Managers” section of the prospectus enclosed with this Proxy Statement/Prospectus describes the employment history of the portfolio managers of the Easterly Fund.

Comparison of Investment Advisers

Olstein, located at 4 Manhattanville Road, Suite 204, Purchase, New York 10577, is the current investment adviser of the Olstein Fund. Easterly, located at 138 Conant Street, Suite 100, Beverly, MA 01915, will be the investment adviser of the Easterly Fund following the Reorganization. As of March 31, 2026, Easterly has approximately $2.77 billion in assets under management.

Subject to the general supervision of the MPS Board, Olstein is responsible for managing the Olstein Fund in accordance with its investment objectives and policies. Olstein also maintains certain related records for the Olstein Fund. Following the Reorganization, subject to the general supervision of the Board of the Easterly Funds Trust, Easterly will be responsible for managing the Easterly Fund in accordance with its investment objective and policies. Easterly will also maintain related records for the Easterly Fund.

A discussion of the Easterly Funds Trust Board’s consideration and approval of the Investment Management Agreement for the Easterly Fund will be available in the Easterly Fund’s report filed on Form N-CSR for its first fiscal period.

Comparison of Investment Advisory Arrangements. The services described in the advisory agreement for the Easterly Fund will be substantially the same as the services described in the advisory agreement for the Olstein Fund.

The Investment Advisory Agreements (each, an “Advisory Agreement,” and together, the “Advisory Agreements”) for the Easterly Fund and the Olstein Fund are substantially similar except for changes intended to align and harmonize the provisions of these Advisory Agreements across the Funds in the Easterly Funds Trust. The changes are intended to ease the administration of the Advisory Agreement for the Easterly Fund together with the administration of the other series of the Easterly Funds Trust managed by Easterly, and Easterly does not expect these changes to have an impact on the manner in which the Easterly Fund is managed or on the nature, extent, and quality of services provided by Easterly.

The key differences between the Advisory Agreements for the Easterly Fund and the Olstein Fund include: (i) the Olstein Fund’s Advisory Agreement includes provisions prohibiting the adviser and its officers and employees from taking any short positions in the shares of the Fund and from borrowing from the Fund; (ii) the Olstein Fund’s Advisory Agreement includes provisions related to maintaining confidential information and certifying compliance with anti-money laundering laws; and (iii) other stylistic and immaterial differences in the duties and expenses as described under each agreement.

With respect to expenses described under each Advisory Agreement, the Advisory Agreement for the Easterly Fund does not specifically provide that the adviser will be responsible for (i) the Funds’ organizational expenses, (ii) the expenses of printing and distributing extra copies of the Funds’ prospectus, SAI, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the 1940 Act, (iii) the costs of any special meetings of the Easterly Funds Trust’s Board or shareholder meetings convened for the primary benefit of, and requested by, the adviser (other than with respect to a change in control of the adviser, which is included in the Advisory Agreement for the Easterly Fund), and (iv) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board).

In addition, the Advisory Agreement for the Easterly Fund does not specifically provide that Easterly will vote all proxies for securities and exercise all other voting rights with respect to such securities in accordance with written proxy voting policies and procedures. However, the Board of the Easterly Funds Trust for the Easterly Fund has delegated responsibilities for decisions regarding proxy voting for securities held by each Fund to Easterly, which will vote such proxies in accordance with its proxy policies and procedures. The Easterly Fund’s Registration Statement includes disclosure regarding the delegation of proxy voting responsibilities to Easterly.

The Advisory Agreement for each of the Easterly Fund and Olstein Fund both provide that the adviser will place orders to purchase and sell securities and other investments for the Funds, however the Advisory Agreement for the Olstein Fund contains more detailed provisions regarding operational items related to brokerage and transactions with the Funds’ custodian that are not contained in the Advisory Agreement for the Easterly Fund. For example, the Advisory Agreement for the Olstein Fund explicitly provides that the adviser promptly issue settlement instructions to custodians and also gives authority to the adviser to instruct the custodian to pay cash or deliver securities and other property for the Funds. In addition, the Advisory Agreement for the Olstein Fund explicitly authorizes the adviser to open and maintain trading accounts in the name of the Funds and to execute institutional customer agreements with brokers. In addition, the Advisory Agreement for the Easterly Fund does not include a provision prohibiting the adviser from taking any short position in the shares of the Easterly Fund nor a prohibition on the adviser from borrowing from the Easterly Fund or pledging or using the Easterly Fund’s assets in connection with any borrowing not directly for the Easterly Fund’s benefit. Easterly does not expect these differences to result in any material differences in the services provided by Easterly to the Funds or material changes in the manner in which the Funds are managed.

In addition, the Advisory Agreement for each of the Easterly Fund and Olstein Fund permits the adviser, subject to board approval, to delegate its duties to sub-advisers and to generally oversee and monitor the activities of the sub-advisers. The Advisory Agreement for the Easterly Fund, however, explicitly includes a provision permitting Easterly to recommend to the Board changing one or more sub-advisers if deemed necessary. While Easterly does not intend to delegate any of its duties for the Easterly Fund to a sub-adviser prior to the closing of the Reorganization, it may do so in the future. Easterly has obtained an exemptive order (the “Order”) from the SEC pursuant to which Easterly is permitted to operate the Funds under a “manager of managers” structure whereby Easterly can appoint and replace sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval. The use of such “manager of managers” structure is subject to certain conditions that are set forth in the Order and no-action letter guidance issued by the SEC staff. This provides the Easterly Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The Advisory Agreement for the Olstein Fund permits termination of the Agreement by the adviser upon 60 days’ notice to the fund, while the Advisory Agreement for the Easterly Fund permits termination of the Agreements by Easterly upon 180 days’ notice to the Fund.

The Advisory Agreement for the Easterly Fund also includes a provision providing that where the effect of a requirement of the 1940 Act reflected in any provision of the Advisory Agreement is revised by rule, interpretation, or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, interpretation, or order. This provision is intended to permit the Easterly Fund to take advantage of SEC relief and future SEC relief and rulemaking without having to hold a special shareholder meeting to modify the provision.

The advisory fee payable by the Easterly Fund is 0.75% of the Fund’s average daily net assets. The Olstein Fund’s current effective advisory fee rate is 1.00% of the Fund’s average daily net assets. The Olstein Fund’s advisory fee schedule (as a percentage of the Olstein Fund’s average daily net assets) is set forth below:

Fund Assets Management Fee

On the first $1 billion	1.00%
Over $1 billion up to $1.5 billion	0.95%
Over $1.5 billion up to $2.0 billion	0.90%
Over $2.0 billion up to $2.5 billion	0.85%
Over $2.5 billion up to $3.0 billion	0.80%
Over $3.0 billion	0.75%

Comparison of Other Service Providers

There are no material differences in the types of services provided by the Easterly Fund’s service providers and the Olstein Fund’s service providers. The following table identifies the principal service providers that service the Olstein Fund and the Easterly Fund:

	Olstein Fund	Easterly Fund
Distributor	Quasar Distributors, LLC	Easterly Securities LLC
Fund Administrator	U.S. Bancorp Fund Services, LLC(1)	Ultimus Fund Solutions, LLC(2)
Fund Accountant	U.S. Bancorp Fund Services, LLC	Ultimus Fund Solutions, LLC
Transfer Agent	U.S. Bancorp Fund Services, LLC	Ultimus Fund Solutions, LLC
Custodian	U.S. Bank National Association	Brown Brothers Harriman
Compliance Services	U.S. Bancorp Fund Services, LLC	Northern Lights Compliance Services, LLC
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	Tait, Weller & Baker, LLP
Fund Counsel	Stradley Ronon Stevens & Young, LLP	Stradley Ronon Stevens & Young, LLP*

(1) Located at 615 East Michigan Street, Milwaukee, WI 53202.

(2) Located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

* Dechert LLP is serving as special counsel to the Easterly Fund for purposes of the Reorganization.

Comparison of Share Classes and Distribution Arrangements

Each share class of the Olstein Fund will be reorganized into a specific share class of the Easterly Fund as described in the chart below.

Olstein All Cap Value Fund Adviser Class Class A Class C	Easterly Snow All Cap Value Fund Class I Class A Class C

The following section describes the different distribution arrangements and eligibility requirements among the various share classes of the Olstein Fund and the Easterly Fund.

Distribution Arrangements. Quasar Distributors, LLC, a wholly-owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group) located at 190 Middle Street, Suite 301, Portland, Maine 04101, acts as the principal underwriter for the Olstein Fund pursuant to a written agreement on behalf of the Olstein Fund. Easterly Securities LLC will be the principal underwriter for the Easterly Fund pursuant to a written agreement on behalf of the Easterly Fund (the “Distribution Agreement”). Easterly Securities LLC, located at 138 Conant Street, Beverly, MA 01915, will provide substantially similar services to the Easterly Fund that are currently being provided to the Olstein Fund. The Distribution Agreement will have an initial term of two years, as required by the 1940 Act.

Class Structure. The Olstein Fund and the Easterly Fund each offer multiple share classes as shown in the table above. Each such class offers a distinct structure of sales charges, distribution and service fees, and reductions and waivers thereto, which are designed to address a variety of investment needs. In addition, some share classes have certain eligibility requirements which must be met to invest in that class of shares. The Olstein Fund and the Easterly Fund have similar policies regarding the eligibility requirements, distribution and service fees and sales charges of the Olstein Fund and Easterly Fund which are further described in the following sub-sections.

Eligibility and Minimum Investment Requirements for the Funds. Class A and Class C shares of the Olstein Fund and the Easterly Fund are generally available for purchase by retail investors through authorized dealers. For Class A, Class C, and Adviser Class shares of the Olstein Fund, the minimum initial investment in the Fund is $1,000. For Class A, Class C, and Class I shares of the Easterly Fund, the minimum initial investment in the Fund is $2,500, $2,500, and $100,000, respectively. The minimum investment amount for subsequent purchases for the Olstein Fund is $100. There is no minimum investment amount for subsequent purchases for the Easterly Fund (however there is a $100 minimum subsequent investment in the Trust), consistent with other Easterly Funds.

For Class I shares of the Easterly Fund, the minimum initial investment in the Fund is $100,000, which minimum would be waived for an investment adviser/broker making an allocation to the Easterly Fund’s Class I shares aggregating $100,000 or more within 90 days. In addition, the minimum initial investment for Class I shares of the Easterly Fund may be waived for certain investments, including sales through banks, broker-dealers and other financial institutions in: (i) discretionary and non-discretionary sponsored advisory programs; (ii) fund supermarkets; (iii) asset allocation programs: (iv) certain retirement plans investing directly with the Easterly Fund; (v) retirement plans investing through certain retirement plan platforms; and (vi) certain endowments, foundations and other not-for-profit entities investing directly with the Easterly Fund. Olstein Fund shareholders who hold Adviser Class shares will receive Class I shares of the Easterly Fund even if such shareholder does not meet the minimum initial investment amount above.

For employees and relatives of Easterly, firms distributing shares of the Easterly Funds Trust, and the Easterly Funds Trust’s service providers and their affiliates, the minimum initial investment in the Easterly Funds Trust is $1,000 with no minimum for any individual fund in the Easterly Funds Trust. With respect to Class A shares and Class C shares, there is no minimum initial investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts.

For the Easterly Fund, the minimum subsequent investment in the Easterly Funds Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for a fund in the Easterly Funds Trust. For the Easterly Fund, investment minimums may be waived by Easterly. For the Olstein Fund, investment minimums may also be reduced or waived by Olstein in its discretion.

Additional information about the eligibility requirements to purchase the Olstein Fund’s share classes and the respective Easterly Fund’s share classes is available in their respective prospectuses and SAIs. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of the Olstein Fund’s prospectus. See the cover page of this Proxy Statement/Prospectus for a description of how you can obtain a copy of each Fund’s SAI.

Distribution Plans and Service Plans of the Funds. The Olstein Fund and Easterly Fund has each adopted a substantially similar Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (each, a “Plan”) with respect to the sale and distribution of Class A shares and Class C shares of the Olstein Fund or Easterly Fund. Each Plan provides that the Olstein Fund or Easterly Fund, as applicable, will pay the Distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 0.25% for Class A shares and 1.00% for Class C shares. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee as such term is defined under Rule 2830 of the Financial Industry Regulatory Authority (“FINRA”) Conduct Rules and it may be paid directly to Easterly, or to other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The fee is treated by the Olstein Fund or Easterly Fund, as applicable, as an expense in the year it is accrued. Because the fee is paid out of the assets of the Olstein Fund or Easterly Fund, as applicable, on an ongoing basis, over time the fee may increase the costs of your investment and may cost you more than paying other types of service charges.

Additional amounts paid under a Plan are paid to the Distributor or other entities for services provided and the expenses borne by the Distributor and others in the distribution of the shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the shares of Olstein Fund or Easterly Fund, as applicable, to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials.

In addition, the Distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

Adviser Class shares of the Olstein Fund and Class I shares of the Easterly Fund are not subject to a service plan or distribution and service plan.

Initial Sales Charge, Reductions and Waivers of the Olstein Fund and the Easterly Fund

Initial Sales Charges. You can buy Class A shares of the Olstein Fund and Easterly Fund at the offering price, which is the NAV plus, in most cases, an initial sales charge. Although Class A shares may be purchased without an initial sales charge for purchases of a certain amount, as disclosed below, the investment may be subject to a CDSC, as disclosed below, on certain redemptions made within 12- or 18-months of purchase.

The following tables show the initial sales charge schedules of the Olstein Fund. You will not pay an initial sales charge, and you will not be charged a CDSC for Class A shares of the Easterly Fund that you receive in connection with the Reorganization. However, the Easterly Fund’s initial sales charges will apply to any Class A shares of the Easterly Fund purchased after the Reorganization, unless you are eligible for a reduction or waiver of the initial sales charge.

Olstein All Cap Value Fund – Class A Shares

Amount of Purchase	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Net Investment (Net Asset Value)
Less than $50,000	5.50%	5.82%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 or more[1]	None[1]	None
1.	In cases where an upfront dealer commission on sales charge-waived purchases of $1 million or more is paid by Olstein or Quasar Distributors, LLC, the Olstein Fund’s Distributor, a CDSC of 1.00%, based on the lesser of the original purchase price or the value of such shares at the time of redemption, is charged on shares sold within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1.00% charge. During the first 12 months, the party paying the upfront dealer commission may retain the CDSC and/or the full 0.25% 12b-1 fee to recoup the up-front payment advanced at the time of purchase.

Easterly Snow All Cap Value Fund - Class A Shares

Amount of Purchase	Sales Charge as a Percentage of Offering Price[1]	Sales Charge as a Percentage of Net Investment (Net Asset Value)	Dealer Reallowance[2]
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.25%	3.36%	2.50%
$250,000 but less than $500,000	2.00%	2.04%	1.25%
$500,000 or more[3,4]	None[4]	None[4]	None[4]
1.	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.
2.	At the discretion of the Easterly Funds Trust, however, the entire sales charge may at times be reallowed to dealers. The staff of the SEC has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.
3.	Class A shares that are purchased at NAV in amounts of $500,000 or more may be assessed a 1.00% CDSC, if they are redeemed within eighteen months from the date of purchase.

4.	A selling broker may receive commissions on purchases of Class A shares over $500,000 calculated as follows: 1.00% on purchases between $500,000 and $3 million, 0.50% on amounts over $3 million but less than $5 million, 0.25% on amounts over $5 million.

Reductions or Waivers of Initial Sales Charges. The Olstein Fund and Easterly Fund both offer reductions and waivers of the initial sales charge on Class A shares to certain eligible investors or under certain circumstances, which are similar between the Olstein Fund and the Easterly Fund. The prospectus of the Olstein Fund includes information on purchasing Class A shares of the Olstein Fund with a reduced initial sales charge or without an initial sales charge. The enclosed Easterly Fund’s prospectus includes information on the initial sales charge reductions and waivers offered by the Easterly Fund that correspond to the Olstein Fund which you own. Please also see the Easterly Fund’s SAIs for additional information on purchasing Class A shares of the Easterly Fund with a reduced initial sales charge or without an initial sales charge. See the cover page of this Proxy Statement/Prospectus for a description of how you can obtain a copy of the Easterly Fund’s SAIs. Class C shares and Adviser Class shares of the Olstein Fund and Class C shares and Class I shares of the Easterly Fund are not subject to an initial sales charge.

Contingent Deferred Sales Charges (CDSCs), Reductions and Waivers

For purchases of $1 million or more of Class A shares of the Olstein Fund that were not subject to a front-end sales charge, a CDSC of up to 1.00% may be imposed on certain redemptions made within one year of their purchase. The CDSC is based on the lesser of the original purchase price or the value of such shares at the time of redemption. No CDSC is imposed on Class A shares representing reinvestment of dividends. Class C shares of the Olstein Fund that are redeemed within the first year of purchase are usually subject to a CDSC of 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption. There is no CDSC if Class C shares are redeemed more than one year after purchase or in certain cases where Olstein or the Olstein Fund’s underwriter does not make an up-front payment from its own resources to the shareholder’s financial adviser. For both the Olstein Fund and Easterly Fund, the CDSC may be reduced or waived in certain instances. The prospectus of the Olstein Fund that you own includes information on purchases of Class A or Class C shares of your Olstein Fund which may qualify for a CDSC waiver.

For purchases of $500,000 or more of Class A shares of the Easterly Fund, a 1.00% CDSC may be imposed on certain redemptions made within the first eighteen months of their purchase. The CDSC is based upon the investor’s original purchase price. No CDSC is imposed on: (i) any amount which represents an increase in value of shares purchased within the one year preceding the redemption; (ii) the current NAV of shares purchased more than one year prior to the redemption; and (iii) the current NAV of shares purchased through reinvestment of dividends or distributions. If you redeem Class C shares within one year after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class C shares that are not subject to a CDSC are redeemed first. The enclosed Easterly Fund’s prospectus includes information on the CDSC waivers offered by the Easterly Fund that corresponds to the Olstein Fund which you own. Adviser Class shares of the Olstein Fund and Class I shares of the Easterly Fund are not subject to a CDSC.

Comparison of Purchase and Redemption Procedures

Purchase Procedures. The purchase procedures employed by the Olstein Fund and Easterly Fund are similar. Purchase of shares of the Olstein Fund or the Easterly Fund must be made through a financial intermediary having a sales agreement with the Fund’s Distributor, or through a broker or intermediary designated by that financial intermediary, or directly through the Transfer Agent. Shares of the Olstein Fund and the Easterly Fund are available to participants in consulting programs and to other investors and to investment advisory services. The purchase price of each share of the Olstein Fund and the Easterly Fund is the offering price which is the NAV calculated after the fund, transfer agent or authorized intermediary receives the order, plus any initial sales charge that applies. Shareholders of the Olstein Fund and Easterly Fund may make additional purchases by mail, wire, or telephone. Both the Olstein Fund and Easterly Fund reserve the right to reject or cancel a purchase order for any reason.

Additional information regarding the purchase procedures of the Olstein Fund and the Easterly Fund is available in their respective prospectuses. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of each prospectus.

Redemption Procedures. The redemption procedures employed by the Olstein Fund and the Easterly Fund are substantially similar. Shareholders of the Olstein Fund and the Easterly Fund may redeem shares by writing a letter, by wire, by telephone, or through a financial intermediary. The Olstein Fund and Easterly Fund typically make payment for shares redeemed in proper form within seven days. The Olstein Fund and Easterly Fund can make redemptions by check or by wire transfer. Both the Olstein Fund and Easterly Fund also reserve the right to redeem shares in-kind. The Olstein Fund and the Easterly Fund typically use holdings of cash or cash equivalents, or sell portfolio securities to meet redemption requests.

Both the Olstein Fund and Easterly Fund reserve the right to redeem shares for an account having a current value of $1,000 or less as a result of redemptions, but not as a result of a fluctuation in the Fund’s NAV, after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Fund holdings at a time when the value of those holdings is lower than the investor’s cost of the investment or may result in the realization of taxable capital gains.

Redemption Fees. The Olstein Fund and Easterly Fund do not charge redemption fees. The Olstein Fund and Easterly Fund that offers Class A shares charge CDSCs for certain share classes under certain circumstances. As discussed above, certain purchases of Class A shares of the Olstein Fund, with few exceptions, may be subject to a 1.00% CDSC if they are redeemed within a one-year holding period measured from the date of purchase. Certain purchases of Class A shares of the Easterly Fund, with few exceptions, may be subject to a 1.00% CDSC if they are redeemed within an 18-month holding period measured from the date of purchase. Class C shares of both the Olstein Fund and Easterly Fund are subject to a 1.00% CDSC if they are redeemed within a 12-month holding period measured from the date of purchase.

Additional information relating to redemption fees of the Olstein Fund and the Easterly Fund is available in their respective prospectuses. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of the Olstein Fund’s prospectus.

Comparison of Exchange Privileges

Shares of the Olstein Fund may be exchanged without payment of any exchange fee for shares of the Olstein Strategic Opportunities Fund of the same Class at their respective NAVs. Similarly, shares of the Easterly Fund may be exchanged without payment of any exchange fee for shares of another Fund of the Easterly Funds Trust of the same Class at their respective NAVs. Class C shares of both the Olstein Fund and Easterly Fund are eligible to convert automatically into Class A shares after eight years, based on the original purchase date without the imposition of any sales load (including a CDSC), fee or other charge.

For the Easterly Fund, there are special considerations when you exchange fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the “holding period” for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC. In addition, shares that are exchanged into or from a fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate. The holding period for existing Class C shareholders of the Olstein Fund will be terminated in connection with the Reorganization. Accordingly, Class C shareholders of the Olstein Fund who are issued Class C shares of the Easterly Fund will not be charged any CDSC when such Easterly Fund shares are redeemed.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which fund shares being acquired may be legally sold.

For the Olstein Fund and the Easterly Fund, any exchange request may be rejected, and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

For both the Olstein Fund and the Easterly Fund, with regard to redemptions and exchanges made by telephone, the applicable Distributor and Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If their lines are busy or a shareholder is otherwise unable to reach them by phone, the shareholder may wish to ask their investment representative for assistance or send the Distributor or Transfer Agent written instructions, as described elsewhere in this Proxy Statement/Prospectus. For a shareholder’s protection, the Distributor or Transfer Agent may delay a transaction or not implement one they we are not reasonably satisfied that the instructions are genuine. If this occurs, the Distributor and Transfer Agent will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

Comparison of Dividend and Distribution Policies and Fiscal Years

Dividend and Distribution Policies. The Olstein Fund and the Easterly Fund have similar policies regarding the payment of dividends and distributions. The Olstein Fund and the Easterly Fund may declare and pay dividends from net investment income, if any, annually and capital gains distributions, if any, at least annually. The Olstein Fund and Easterly Fund may also declare and pay capital gains distributions more than once per year as permitted by law. Shareholders of the Olstein Fund and Easterly Fund may elect to automatically reinvest all distributions or receive distributions in the form of cash or check. The amount of dividends and distributions will vary, and there is no guarantee that the Olstein Fund or the Easterly Fund will pay either a dividend from net investment income or a capital gains distribution. Additional information regarding the dividend and distribution policies of the Olstein Fund and the Easterly Fund is available in their respective prospectuses. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of such prospectuses.

Fiscal Years. The Easterly Fund has the same fiscal year (June 30) as the Olstein Fund. As a result, the Easterly Fund will deliver annual and semi-annual shareholder reports and updated prospectuses about the same time of year as the Olstein Fund delivered this information. Fiscal year ends may change after closing in compliance with applicable laws.

Comparison of Business Structures, Shareholder Rights and Applicable Law

The Easterly Fund and the Olstein Fund are each a series of a Delaware statutory trust. As a result, there are no material differences between the rights of shareholders under the governing state laws of the Olstein Fund and the Easterly Fund except differences in rights provided for in the respective governing instruments of these entities, some of which are discussed below.

The following is a discussion of certain important provisions of the governing instruments and governing laws of the Olstein Fund and the Easterly Fund, but is not a complete description thereof. Further information about each Fund’s governance structure is contained in the Fund’s SAI and its governing instruments, which are on file with the SEC.

Shares. When issued and paid for in accordance with the prospectus, shares of both the Olstein Fund and the Easterly Fund are fully paid and non-assessable, have no preemptive or subscription rights and are freely transferable. Each share of both the Olstein Fund and the Easterly Fund represents an equal interest in such Portfolio. Shares of each Fund are entitled to receive their pro rata share of distributions of income and capital gains, if any, made with respect to that Fund as are declared by its Board, although such distributions may vary in amount among the classes of a Fund to reflect class-specific expenses. Such distributions may be in cash, in-kind or in additional Fund shares. In any liquidation of the Olstein Fund or the Easterly Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of the Portfolio, after satisfaction of all outstanding liabilities and expenses of the Fund.

Organization and Governing Law. The Olstein Fund is organized as series of a Delaware statutory trust (“DST”) pursuant to the Delaware Statutory Trust Act (“DSTA”). The Easterly Fund is also series of a trust organized as a DST pursuant to the DSTA. The Olstein Fund and Easterly Fund organized as a series of a DST are each governed by its Agreement and Declaration of Trust (a “Declaration of Trust”) and its By-Laws, and its business and affairs are managed under the supervision of its Board.

The Olstein Fund and Easterly Fund are each subject to the federal securities laws, including the 1940 Act, and the rules and regulations promulgated by the SEC thereunder.

Shareholder Meetings and Rights of Shareholders to Call a Meeting. Neither the Olstein Fund nor the Easterly Fund is required to hold annual shareholders’ meetings under the DSTA or its respective Declaration of Trust or By-Laws unless required by applicable federal law. The Easterly Funds Trust’s By-Laws provide that shareholders are not entitled to call special meetings, unless required by federal law and then upon the request of shareholders owning at least the percentage of the total combined votes of all shares issued and outstanding as required by federal law and provided that the shareholders requesting such meeting have paid to the Easterly Funds Trust the reasonably estimated cost of preparing and mailing the notice thereof. MPS’s Declaration of Trust provides that special meetings may be called by shareholders holding in the aggregate at least 10% of the shares then outstanding upon written request specifying the purpose or purposes for which such meeting is to be called.

Submission of Shareholder Proposals and Nominations. MPS has no provisions in its governing instruments specific to the submission of shareholder proposals and nominations. The Easterly Funds Trust’s By-Laws require that certain conditions be met to present any shareholder proposals or nominations at a meeting of shareholders, including timely notice by a shareholder in accordance with the governing instruments. For example, with respect to a special meeting of shareholders, only that business which is to be brought before the meeting pursuant to the Easterly Fund’s notice of meeting may be conducted. If the Board of the Easterly Funds Trust determines to elect Trustees at such special meeting, in order for a shareholder to bring a nomination before such meeting, written notice must be delivered to the Secretary of the Easterly Funds Trust no later than the 90th day, nor earlier than the 120th day, prior to such special meeting or, in certain circumstances, no later than the 10th day following the public announcement of the meeting date. Failure to satisfy the requirements of this advance notice provision will mean that a shareholder may not be able to present a proposal at a meeting.

Quorum. The Easterly Funds Trust’s By-Laws provide that a quorum exists if shareholders of one-third of the outstanding shares entitled to vote are present at the meeting in person or by proxy except as otherwise provided by applicable law or the Declaration of Trust. MPS’s Declaration of Trust provides that one-third of the shares outstanding and entitled to vote constitutes a quorum at shareholder meetings unless a larger quorum is required by the 1940 Act, the By-Laws or the Declaration of Trust.

Record Dates and Adjournments. The Trustees of each Trust may set a record date not more than 90 days prior to the date of any meeting of shareholders; however, the record date may also not be less than 10 days for the Easterly Fund nor less than 7 days for the Olstein Fund before the original date on which the meeting of shareholders is scheduled. A meeting of the Easterly Fund may not be adjourned more than 120 days after the original record date without giving shareholders notice of the adjournment and the new meeting date. MPS’s By-Laws state that any meeting may not be adjourned more than 90 days from the date set for the original meeting without setting a new record date and giving notice to each shareholder of record entitled to vote at the adjourned meeting.

Number of Votes. The Olstein Fund and the Easterly Fund entitle each whole share to one vote as to any matter on which it is entitled to vote and each fractional share to a proportionate fractional vote. The Easterly Funds Trust’s Declaration of Trust also provides that shareholders of the Easterly Fund are not entitled to cumulative voting. MPS’s Declaration of Trust provides that there shall be no cumulative voting in the election of Trustees.

Right to Vote. The 1940 Act provides that shareholders of each Fund have the power to vote with respect to certain matters: specifically, for the election of Trustees (above a minimum threshold), the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, objectives or restrictions deemed to be fundamental.

Shareholders of each Fund also have the right to vote on certain matters affecting the Fund or a particular share class thereof under their respective governing instruments and applicable state law. Olstein Fund shareholders have a power to vote only (i) for the election or removal of Trustees and (ii) with respect to such additional matters relating to the MPS as may be required by the Declaration of Trust, the By-Laws or any registration of MPS with the SEC (or any successor agency), or as the Trustees may consider necessary or desirable. Similarly, the shareholders of the Easterly Fund have the power to vote only (i) for the election or removal of Trustees, (ii) with respect to such additional matters relating to the Easterly Funds Trust as may be required by federal law including the 1940 Act, or any registration statement and (iii) as the Trustees may otherwise consider necessary or desirable in their sole discretion. For matters on which shareholders of a Fund do not have a right to vote, the Trustees of the Fund may nonetheless determine to submit the matter to shareholders for approval.

Election and Removal of Trustees. For the Easterly Fund, shareholders are not entitled to elect Trustees except as required by the 1940 Act, or as otherwise considered necessary or desirable by the Trustees. The shareholders of the Olstein Fund are entitled to elect and remove Trustees. For the Olstein Fund and Easterly Fund such election requires a plurality vote (i.e., the nominees receiving the greatest number of votes are elected). For the Olstein Fund, a meeting of Shareholders for the purpose of electing or removing one or more Trustees may be called (i) by the Trustees upon their own vote, or (ii) upon the demand of Shareholders owning 10% or more of the Shares of the series of MPS in the aggregate.

For the Olstein Fund, any trustee may be removed with or without cause: (i) by action of a majority of the then acting Trustees at a duly constituted meeting; or (ii) at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the series of MPS. For the Easterly Fund, any Trustee may be removed with or without cause at any time: (i) by written instrument, signed by at least two-thirds of the number of Trustees in office immediately prior to such removal; or (ii) by vote of shareholders holding not less than two-thirds of the shares then outstanding.

Amendment of Governing Instruments. For the Olstein Fund, shareholder approval is required to adopt any amendments to the MPS’ Declaration of Trust which would adversely affect to a material degree the voting rights and liquidation preferences of the shares of any series (or class) or as otherwise required by the 1940 Act. For the Easterly Fund, shareholders have the right to vote on amendments to the Declaration of Trust that may reduce the indemnification provided to shareholders or former shareholders, which requires an affirmative vote of at least two-thirds of the outstanding shares entitled to vote. The By-Laws of each Trust may be amended without shareholder vote.

Mergers, Reorganizations and Liquidations; Termination of Trust. The Easterly Funds Trust’s Declaration of Trust provides that in all respects not governed by statute or applicable law, the Trustees have the power to prescribe the procedures necessary to accomplish any merger, consolidation, liquidation or other reorganization of the Easterly Fund, and the Easterly Funds Trust may be dissolved at any time by the Trustees (without shareholder approval). MPS’s Declaration of Trust contains similar provisions.

Liability of Shareholders. Consistent with the DSTA, the Declarations of Trust for MPS and the Easterly Funds Trust generally provide that shareholders will not be subject to personal liability for the obligations of the Funds. There is a remote possibility, however, that, under certain circumstances, shareholders of a DST may be held personally liable for that trust’s obligations to the extent that the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Declarations of Trust for MPS and Easterly Funds Trust also provide for indemnification out of assets belonging to the Fund (or allocable to the applicable class, as defined in the applicable Declaration of Trust) for all loss and expense of any shareholder held personally liable for the obligations of the Fund or such class. Therefore, the risk of any shareholder incurring financial loss beyond their investment due to shareholder liability is limited to circumstances in which the Fund or the applicable class of the Fund is unable to meet its obligations and the express limitation of shareholder liabilities is determined by a court of competent jurisdiction not to be effective.

Liability of Trustees and Officers. Consistent with the 1940 Act, the governing instruments for the Funds generally provide that no Trustee or officer of the Funds shall be subject to any personal liability in connection with the assets or affairs of the Funds, except for liability arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (“Disqualifying Conduct”).

Indemnification. The Declarations of Trust of the Easterly Funds Trust and MPS each provide that every Trustee, officer, employee or agent of the Easterly Funds Trust or MPS, as applicable, (“Covered Person”) shall be indemnified by the Easterly Funds Trust or MPS, as applicable, to the fullest extent permitted by applicable laws. No Covered Person, however, shall be indemnified for any expenses, judgments, fines, amounts paid in settlement, or other liability or loss arising by reason of his or her Disqualifying Conduct.

Derivative Suits. The Easterly Funds Trust’s Declaration of Trust provides a detailed process for the bringing of derivative actions by shareholders for claims other than federal securities law claims beyond the process otherwise required by law. This derivative action process is intended to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Easterly Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the Trustees. The Easterly Funds Trust’s Declaration of Trust details conditions that must be met with respect to the demand. Following receipt of the demand, the Trustees must be afforded a reasonable amount of time to investigate and consider the demand. The Trustees will be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Easterly Funds Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action. The Easterly Funds Trust's process for bringing derivative suits may be more restrictive than other investment companies. The process for derivative actions for the Easterly Funds Trust also may make it more expensive for a shareholder to bring a suit than if the shareholder was not required to follow such a process. MPS’s Declaration of Trust contains similar provisions related to derivative actions.

Third-Party Beneficiaries. The Easterly Funds Trust’s Declaration of Trust makes clear that ownership of shares does not make the shareholders third-party beneficiaries of any contract entered into by the Easterly Funds Trust. This provision is intended to memorialize the intent that shareholders not be third-party beneficiaries of the investment management agreements or other contracts entered into by the Easterly Fund, which is consistent with existing practices common in the mutual fund industry, and is intended to mitigate the risk of novel legal theories being used to initiate frivolous lawsuits. MPS’s governing documents do not include similar provisions.

Jurisdiction and Waiver of Jury Trial. The Easterly Funds Trust’s Declaration of Trust requires that actions by shareholders against the Easterly Fund be brought only in a certain federal court in New York, or if not permitted to be brought in federal court, then in the Court of Chancery of the State of Delaware, as required by applicable law, or the Superior Court of the State of Delaware (the “Exclusive Jurisdictions”), and that the right to jury trial be waived to the fullest extent permitted by law. The forum selection provisions in the Easterly Funds Trust’s Declaration of Trust can benefit the Easterly Fund and its shareholders by reducing the cost and disruption of multi-forum litigation (i.e., litigation brought by shareholders simultaneously in different forums that challenge the same action) and limiting the ability of lawyers to engage in forum shopping. Such forum selection provisions also are intended to permit the Easterly Fund and its shareholders to benefit from the special expertise and long history of Delaware courts in dealing with declarations of trust governing the affairs of entities organized as DSTs, such as the Easterly Fund. Other investment companies may not be subject to similar restrictions. In addition, the designation of Exclusive Jurisdictions may make it more expensive for a shareholder to bring a suit than if the shareholder was permitted to select another jurisdiction. Also, the designation of Exclusive Jurisdictions and the waiver of jury trials limit a shareholder's ability to litigate a claim in the jurisdiction and in a manner that may be more favorable to the shareholder. A court may choose not to enforce these provisions of the Easterly Funds Trust’s Declaration of Trust. MPS’s governing documents do not contain provisions related to jurisdiction or waiver of jury trial.

Inspection of Records. The Easterly Funds Trust’s Declaration of Trust provides that no shareholder has the right to inspect records, except as required by the 1940 Act and establishes procedures with respect to such inspections. MPS’s Declaration of Trust provides that the Declaration of Trust is open for inspection, and the By-Laws provide that the By-Laws are open for inspection and the minutes and accounting books and records are open to inspection upon the written demand of any shareholder at any reasonable time during usual business hours for a purpose reasonably related to the holder’s interests as a shareholder.

Terms of the Reorganization

The terms and conditions under which the Reorganization may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Exhibit C to this Proxy Statement/Prospectus.

With respect to the Reorganization, if shareholders of the Olstein Fund approve the Reorganization Agreement and other closing conditions are satisfied or waived (to the extent legally permissible), the assets (as defined in the Reorganization Agreement) of the Olstein Fund will be delivered to the Easterly Fund’s custodian for the account of the Easterly Fund in exchange for the assumption by the Easterly Fund of the liabilities (as defined in the Reorganization Agreement) of the Olstein Fund and delivery by the Easterly Fund to the holders of record as of the closing time (as defined in the Reorganization Agreement) or as soon as practicable thereafter of the issued and outstanding shares of the Olstein Fund of a number of shares of the Easterly Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate NAV equal to the value of the assets of the Olstein Fund so transferred, all determined and adjusted as provided in the Reorganization Agreement. Immediately following these steps, the Olstein Fund shareholder will hold shares of the Easterly Fund and will no longer hold shares of the Olstein Fund. The value of a shareholder’s account with the Easterly Fund upon closing of the Reorganization will be the same as the value of a shareholder’s account with the Olstein Fund as of the closing date of the Reorganization. Following the consummation of the Reorganization, the Olstein Fund will, as promptly as practicable, liquidate and dissolve as permitted by their governing instruments and applicable law.

The class or classes of Easterly Fund shares that shareholders will receive in connection with the Reorganization will depend on the class or classes of Olstein Fund shares that shareholders hold as discussed in this Proxy Statement/Prospectus.

The Olstein Fund and Easterly Fund have made representations and warranties in the form of Reorganization Agreement attached as Exhibit C that are customary in matters such as the Reorganization. These representations and warranties were made solely for the benefit of the parties to the Reorganization Agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in the Reorganization Agreement by disclosures that were made in connection with the negotiation of the Reorganization Agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the Reorganization Agreement or such other dates as may be specified in the Reorganization Agreement.

If shareholders approve the Reorganization and if all of the closing conditions set forth in the Reorganization Agreement are satisfied or waived, consummation of the Reorganization (the “Closing”) is expected to occur within a reasonable period thereafter (the “Closing Date”). The Closing of the Reorganization shall take place as of the later of 7:01 p.m. Eastern Time or the finalization of the Olstein Fund’s NAV on the Closing Date of that Reorganization, unless otherwise agreed to by the parties. The valuation of the Olstein Fund’s assets shall be the value of such assets computed as of immediately after the close of regular trading on the New York Stock Exchange, which shall reflect the declaration of any dividends, on the Closing Date, using the valuation methodologies set forth in the then-current prospectus for the Olstein Fund and the valuation procedures established by the MPS Board. The valuation procedures for the Easterly Funds Trust are substantially similar to the valuation procedures for MPS.

The Closing of the Reorganization may be conditioned upon the consummation of the related reorganization of the Olstein Strategic Opportunities Fund. In addition, the parties may choose to delay the Closing of the Reorganization that shareholders have approved so that the reorganizations are consummated at the same time. On or before the Closing Date, some securities held by the Olstein Fund may be unable to be transferred to the Easterly Fund due to applicable law or because the transfer of such investments would result in material operational or administrative difficulties to the Easterly Fund in connection with facilitating the orderly transition of the Olstein Fund’s assets to the Easterly Fund. If this occurs, Easterly may use commercially reasonable efforts to cause the Olstein Fund to dispose, prior to the Closing Date, of assets that the Easterly Fund has advised Easterly that the Easterly Fund would not be permitted to hold.

In the unlikely event alternate investment approaches are unavailable, an affected fund may temporarily deviate from its investment strategy with respect to these select securities, and may incur certain related costs. Repositioning costs in connection with the Reorganization are expected to be immaterial prior to the Closing of the Reorganization.

For a description of the vote required to approve the Reorganization Agreement, see the “Vote Necessary to Approve the Reorganization Agreement” section of this Proxy Statement/Prospectus. Following receipt of the requisite shareholder vote in favor of the Reorganization and as soon as is reasonably practicable after the Closing, the Olstein Fund will distribute to its shareholders of record the shares of the Easterly Fund of the corresponding class received by the Olstein Fund, on a pro rata basis within that class, and the outstanding shares of the Olstein Fund will be redeemed and cancelled as permitted by, and in accordance with, its governing instruments and applicable law, and the Olstein Fund will, as promptly as practicable, completely liquidate and dissolve as permitted by, and in accordance with, its governing instruments and applicable law.

The obligations of the Easterly Fund and the Olstein Fund are subject to other conditions, including the following conditions:

•	The Reorganization Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of the Olstein Fund in accordance with the provisions of MPS’s governing documents, applicable law of the State of Delaware, and the 1940 Act;

•	The Reorganization Agreement and transactions contemplated herein shall have been approved by the board of trustees of MPS and the board of trustees of Easterly Funds Trust;

•	On the Closing Date, no action, suit or other proceeding shall be pending or, to MPS’s or the Easterly Funds Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, the Reorganization Agreement or the transactions contemplated therein;

•	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Easterly Fund or Olstein Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not result in a material adverse effect on the Easterly Fund or the Olstein Fund, provided that either party may for itself waive any of such conditions;

•	The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

•	MPS (on behalf of the Olstein Fund) and the Easterly Funds Trust (on behalf of the Easterly Fund) shall have received on or before the Closing Date a legal opinion that the Reorganization will qualify as a “reorganization” under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”);

•	The Easterly Fund’s investment advisory agreement with Easterly will have been properly approved by the board of trustees of the Easterly Funds Trust pursuant to Section 15(c) of the 1940 Act; and

•	All of the transactions contemplated by the Reorganization Agreement have been consummated.

The Reorganization Agreement may be terminated and the Reorganization may be abandoned at any time by mutual agreement of the parties; by either party if the Closing does not occur on or before October 18, 2026; unless such date is extended by mutual agreement of the parties; or by any party if one or more of the parties shall have materially breached its obligations under the Reorganization Agreement or made a material misrepresentation herein or in connection herewith which would render a condition set forth in this Reorganization Agreement unable to be satisfied, as applicable. The Reorganization Agreement may be amended, modified, or supplemented in a writing signed by the parties to the Reorganization Agreement.

Federal Income Tax Consequences

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the U.S. Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (“IRA”) or qualified retirement plan.

The Reorganization is intended to be a tax-free “reorganization” within the meaning of Section 368(a)(1) of the Code for federal income tax purposes. As a condition to consummation of the Reorganization, Dechert LLP, counsel to the Easterly Fund, will deliver an opinion (“Tax Opinion”) to the Funds substantially to the effect that, based on the facts and assumptions stated therein (as well as certain representations of each Fund) and the existing federal income tax law, and conditioned on the Reorganization being completed in accordance with the Reorganization Agreement, for federal income tax purposes:

(i)       The acquisition by the Easterly Fund of all of the assets of the Olstein Fund, as provided for in the Reorganization Agreement, in exchange solely for Easterly Fund shares and the assumption by the Easterly Fund of the liabilities of the Olstein Fund, followed by the distribution by the Olstein Fund to its shareholders of the Easterly Fund shares in complete liquidation of the Olstein Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.

(ii)       No gain or loss will be recognized by the Olstein Fund upon the transfer of all of its assets to the Easterly Fund in exchange solely for Easterly Fund shares and the assumption by the Easterly Fund of the liabilities of the Olstein Fund pursuant to Section 361(a) and Section 357(a) of the Code.

(iii)       No gain or loss will be recognized by the Easterly Fund upon the receipt by it of all of the assets of the Olstein Fund in exchange solely for the issuance of the Easterly Fund shares and the assumption by the Easterly Fund of the liabilities of the Olstein Fund pursuant to Section 1032(a) of the Code.

(iv)       No gain or loss will be recognized by the Olstein Fund upon the distribution of the Easterly Fund shares by the Olstein Fund to its shareholders in complete liquidation (in pursuance of the Reorganization Agreement) pursuant to Section 361(c)(1) of the Code.

(v)       The tax basis of the assets of the Olstein Fund received by the Easterly Fund will be the same as the tax basis of such assets in the hands of the Olstein Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.

(vi)       The holding periods of the assets of the Olstein Fund in the hands of the Easterly Fund will include the periods during which such assets were held by the Olstein Fund pursuant to Section 1223(2) of the Code (except where investment activities of the Easterly Fund have the effect of reducing or eliminating a holding period with respect to an asset).

(vii)       No gain or loss will be recognized by the shareholders of the Olstein Fund upon the exchange of all of their Olstein Fund shares for the Easterly Fund shares pursuant to Section 354(a) of the Code.

(viii)       The aggregate tax basis of the Easterly Fund shares to be received by each shareholder of the Olstein Fund will be the same as the aggregate tax basis of Olstein Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

(ix)       The holding period of Easterly Fund shares received by a shareholder of the Olstein Fund will include the holding period of the Olstein Fund shares exchanged therefor, provided that the shareholder held Olstein Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

(x)       The Olstein Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Easterly Fund without limitation.

Notwithstanding the foregoing, no opinion will be expressed as to the tax consequences of the Reorganization on contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code. Neither the Easterly Fund nor the Olstein Fund has requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization.

The Tax Opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Reorganization will be as described above. If the Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Olstein Fund would recognize gain or loss on the transfer of its assets to the Easterly Fund, and each shareholder of the Olstein Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Olstein Fund shares and the fair market value of the shares of the Easterly Fund it received.

The tax year of the Olstein Fund is expected to continue with its Acquiring Fund, and capital gains, if any, resulting from securities sales or portfolio turnover prior to the Reorganization will be carried over to the Easterly Fund unless distributed prior to the Reorganization. If the Reorganization were to end the tax year of the Olstein Fund (which is not the intended or expected plan as of the date of this Proxy Statement/Prospectus), it would accelerate distributions to shareholders from the Olstein Fund for its short tax year ending on the Closing Date. Such distributions would be taxable and would include any capital gains resulting from securities sales or portfolio turnover prior to the Reorganization.

General Limitation on Losses. Assuming the Reorganization qualifies as a tax-free Reorganization, as expected, the Easterly Fund will succeed to the tax attributes of the Olstein Fund upon the closing of the Reorganization, including any capital loss carryovers that could have been used by the Olstein Fund to offset its future realized capital gains, if any, for federal income tax purposes. The capital loss carryovers of the Olstein Fund will be available to offset future gains recognized by the combined Fund. Capital losses of a Fund may be carried forward indefinitely to offset future capital gains.

If, as is anticipated, at the time of the closing of the Reorganization, the Easterly Fund has no assets, there will be no change of ownership of the Olstein Fund as a result of the Reorganization. Thus, the Reorganization of the Olstein Fund into the Easterly Fund is not expected to result in any limitation on the use by the Easterly Fund of the Olstein Fund’s capital loss carryovers, if any. However, the capital losses of the Easterly Fund, as the successor in interest to the Olstein Fund, may subsequently become subject to an annual limitation as a result of sales of the Easterly Fund shares or other reorganization transactions in which the Easterly Fund might engage post-Reorganization.

The foregoing description of the U.S. federal income tax consequences of the Reorganization applies generally to shareholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws because this discussion only relates to U.S. federal income tax laws.

Accounting Treatment

The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to the Easterly Fund of the assets of the Olstein Fund will be the same as the book cost basis of such assets to the Olstein Fund. The Easterly Fund will continue the accounting records of the Olstein Fund after the Reorganization and, as a result, the accounting books and records of the Olstein Fund will become the accounting books and records of the Easterly Fund.

Board Considerations

The MPS Board considered the proposed Reorganization and the Reorganization Agreement associated therewith at board meetings held on February 12, 2026 and February 17-18, 2026. Prior to the meetings, representatives of Olstein informed the MPS Board that Olstein had been exploring potential succession options for the advisory firm and strategic alternatives for the Olstein mutual funds. At the meetings, the MPS Board reviewed and considered requested due diligence information provided by Olstein and Easterly relating to the Reorganization, and considered, among other things. Olstein’s rationale for recommending the Reorganization, the terms of the Reorganization Agreement, the comparative investment objectives and strategies of the Olstein Fund and Easterly Fund, the comparative advisory fees and expense ratios of the Olstein Fund and Easterly Fund, the experience and expertise of the Easterly Fund’s investment adviser, the federal income tax consequences of the Reorganization, and possible alternatives to the Reorganization, including closure and taxable liquidation of the Olstein Fund. After careful consideration, the MPS Board, including all trustees who are not “interested persons” under the 1940 Act of MPS, with the advice and assistance of independent legal counsel, determined that the Reorganization Agreement would be in the best interests of the Olstein Fund and its shareholders. The MPS Board recommends that the shareholders of the Olstein Fund vote in favor of the Reorganization Agreement relating to the Reorganization of the Olstein Fund.

In determining whether to approve the Reorganization Agreement and to recommend approval of the Reorganization Agreement to shareholders of the Olstein Fund, the MPS Board considered the following, among other things and in no order of priority:

•	Olstein’s recommendation to reorganize the Olstein Fund into the Easterly Fund in connection with Easterly’s agreement to acquire Olstein’s fund management business, and to thereby provide the Olstein Fund's shareholders with the opportunity to continue their investment in a registered mutual fund with substantially similar investment objectives and strategies managed by an experienced and successful investment management team.

•	The reasonableness of the terms of the Reorganization Agreement, including the anticipated tax-free nature of the Reorganization for the Olstein Fund and its shareholders, that Olstein Fund shareholders will receive Easterly Fund shares equal in value to their Olstein Fund holdings, and that the costs of the Reorganization would be borne by Olstein and Easterly, and not by Fund shareholders.

• The substantial similarities of the investment objectives and strategies of the Olstein Fund and the Easterly Fund.

•	The lower 0.75% annual investment management fee of the Easterly Fund as compared to the 1.00% annual investment management fee of the Olstein Fund.

•	The commitment by Easterly to a contractual expense limitation agreement for the Easterly Fund at least through December 31, 2027 (which may be continued thereafter) which will result in lower Total Annual Fund Operating Expenses (after expense limitation agreement) as compared to the Olstein Fund as a consequence of the Reorganization.

•	The experience and capabilities of Easterly as a fund operator and adviser and the anticipated favorable nature, extent and quality of services to be provided by Easterly as investment adviser to the Easterly Fund.

•	The background, experience and capabilities of the investment team for the Easterly Fund, and the anticipated favorable nature, extent and quality of services to be provided by the team.

•          Information provided to the Board regarding the Easterly fund complex, including the quality of its governance and management structure, compliance program and key service provider structure.

•	The likelihood that, if the Reorganization is not approved by shareholders and completed, the Olstein Fund would be liquidated, with shareholders receiving a taxable distribution of cash proceeds equal to the value of their investment in the Olstein Fund, whereas the Reorganization offers the opportunity to continue their investment without such a taxable event.

In considering the approval of the Reorganization Agreement, the MPS Board did not identify any factor as all-important or all-controlling, but instead considered these factors collectively in light of the surrounding circumstances.

After considering all of the above factors and based on its operations and evaluation of the information provided to it, the MPS Board concluded that the approval of the Reorganization Agreement was in the best interest of the Olstein Fund and its shareholders.

Based on the foregoing, the MPS Board approved the Reorganization Agreement and recommends that the shareholders of the Olstein Fund vote “FOR” the approval of the Reorganization Agreement relating to the Reorganization of the Olstein Fund.

ADDITIONAL INFORMATION ABOUT THE EASTERLY FUND AND OLSTEIN FUND

Where to Find More Information

For more information with respect to the Easterly Fund concerning the following topics, please refer to the following sections of the Easterly Fund’s prospectus, which has been made a part of this Proxy Statement/Prospectus by reference: (i) see “Management of the Funds” for more information about the management of the Easterly Fund; (ii) see “Dividends and Distributions” for more information about the Easterly Fund’s policy with respect to dividends and distributions; and (iii) see “Pricing of Fund Shares” and “Tax Consequences” for more information about the pricing, purchase, redemption and repurchase of shares of the Easterly Fund, tax consequences to shareholders of various transactions in shares of the Easterly Fund, and distribution arrangements of the Easterly Fund.

For more information with respect to the Olstein Fund concerning the following topics, please refer to the following sections of the Olstein Fund’s prospectus, which have been made a part of this Proxy Statement/Prospectus by reference: (i) see “Management of the Fund” for more information about the management of the Olstein Fund; (ii) see “Shareholder Information” for more information about the pricing of shares of the Olstein Fund; (iii) see “Tax Consequences” and “Dividends and Distributions” for more information about tax consequences to shareholders of various transactions in shares of the Olstein Fund and for more information about the Olstein Fund’s policy with respect to dividends and distributions; and (iv) see “Financial Highlights” for more information about the Olstein Fund’s financial performance. See also Exhibit D - Financial Highlights Tables.

INFORMATION ON VOTING

Proxy Statement/Prospectus

We are sending you this Proxy Statement/Prospectus and the enclosed proxy card because the MPS Board is soliciting your proxy to vote at the Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Meeting. Olstein Fund shareholders may vote by appearing at the Meeting; however, you do not need to attend the Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

This Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card is expected to be mailed on or about May 1, 2026 to all shareholders entitled to vote at the Meeting. Shareholders of record of the Olstein Fund as of the close of business on the Record Date are entitled to vote at the Meeting. The number of outstanding shares of each class of the Olstein Fund on April 20, 2026 can be found at Exhibit E. Each shareholder is entitled to one vote for each whole share held, and a proportionate fractional vote for each fractional share held.

Your proxy will have the authority to vote and act on your behalf at the Meeting. If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the Olstein Fund in writing to the address of the Olstein Fund set forth on the cover page of the Proxy Statement/Prospectus before the Meeting that you have revoked your proxy. In addition, although merely attending the Meeting will not revoke your proxy, if you are present at the Meeting you may withdraw your proxy and vote at the Meeting.

Quorum Requirement and Adjournment

A quorum of shareholders is necessary to hold a valid meeting of the Olstein Fund. For the Olstein Fund, a quorum will exist if shareholders representing 33⅓% or more of the shares of the Olstein Fund entitled to vote on the Record Date are present at the Meeting in person or by proxy (except when a larger quorum is required by applicable law).

Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the proposed proposal. Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will not be entitled to vote your shares if it has not received instructions from you. A “broker non-vote” occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine. The proposal described in this Proxy Statement/Prospectus is considered “non-routine” for purposes of determining broker-non-votes.

It is the Olstein Fund’s understanding that because broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the proposal at the Meeting, there will not be any “broker non-votes” at the Meeting.

Abstentions will count as shares present at the Meeting for purposes of establishing a quorum. Any meeting of shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, regardless of whether a quorum is present. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice.

It is not anticipated that any matters other than the approval of the Reorganization will be brought before the Meeting. Should other business properly be brought before the Meeting, it is intended that the persons named as proxies will vote those proxies that they are entitled to vote in accordance with their best judgment.

Vote Necessary to Approve the Proposal

The MPS Board has unanimously approved the Proposal, subject to shareholder approval. For the Olstein Fund, shareholder approval of the Proposal requires the affirmative vote of the lesser of (i) 67% or more of the shares present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. Abstentions are counted as present but are not considered votes cast at the Meeting. As a result, they have the same effect as a vote against the Proposal because approval of the Proposal requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities of the Olstein Fund.

Proxy Solicitation

Proxies are expected to be solicited principally by the mailing of this Proxy Statement/Prospectus, but proxies may also be solicited by telephone and/or in person by representatives of the Olstein Fund. If we have not received your vote as the date of the Meeting approaches, you may receive a telephone call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

The cost of the Meeting, including the costs of preparing and mailing of the notice, Proxy Statement/Prospectus, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by Easterly and/or Olstein. Neither the Olstein Fund and its shareholders nor the Easterly Fund will bear any costs or expenses, directly or indirectly, related to the solicitation of proxies, regardless of whether the Reorganization is consummated. Easterly, on behalf of the Olstein Fund has engaged Sodali & Co. Fund Solutions (“Sodali” or “SFS”), a professional proxy solicitor for inquiries, to provide shareholder meeting services, including the distribution of this Proxy Statement/Prospectus and related materials to shareholders as well as assisting the Olstein Fund in soliciting proxies for the Meeting at an approximate cost of $69,000.

The estimated costs of the Reorganization include expenses related to the solicitation of proxies, including the printing and mailing of this Proxy Statement/Prospectus, but do not include any portfolio transaction costs arising from the Reorganization. Shareholder redemptions may lead to increased portfolio turnover and transaction costs and the Funds will bear their respective portfolio transaction costs whether or not associated with the Reorganization.

Other Matters

Management is not aware of any matters to be presented at the Meeting other than as is discussed in this Proxy Statement/Prospectus. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with their best judgment.

CAPITALIZATION

The following tables set forth, for the Reorganization, the total net assets, number of shares outstanding and NAV per share. This information is generally referred to as the “capitalization” of a fund. The term “pro forma capitalization” means the expected capitalization of the Easterly Fund after it has combined with the Olstein Fund. The following tables are as of March 12, 2026 and assume that the Reorganization has taken place. The capitalizations will be different on the Closing Date as a result of daily Olstein Fund share purchase, redemption, and market activity.

The Olstein Fund will be the accounting survivor in the Reorganization, with the result that the Easterly Fund, as the corporate survivor in the Reorganization, will adopt the accounting history of the Olstein Fund.

CAPITALIZATION TABLES

	Olstein All Cap Value Fund (Olstein Fund)	Easterly Snow All Cap Value Fund (Easterly Fund)(1)	Pro Forma Adjustments(2)	Pro Forma Easterly Snow All Cap Value Fund
Net Assets:
Class A	$252,847,734.23	$ -	$ -	$252,847,734.23
Class C	$7,430,426.65	-	-	$7,430,426.65
Adviser Class(3)	$195,056,271.58	N/A	-	N/A
Class I	N/A	-	-	$195,056,271.58

Net Value Per Share:
Class A	$26.61	$ -	$ -	$26.61
Class C	$17.59	-	-	$17.59
Adviser Class(3)	$27.00	N/A	-	N/A
Class I	N/A	-	-	$27.00

Shares Outstanding:
Class A	9,502,412.775	-	-	9,502,412.775
Class C	422,362.786	-	-	422,362.786
Adviser Class(3)	7,224,062.531	N/A	-	N/A
Class I	N/A	-	-	7,224,062.531

(1)       The Easterly Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.

(2)	Net Assets have not been adjusted for any expenses expected to be incurred by the Olstein Fund in connection with the Reorganization. Easterly and/or Olstein will pay 100% of the costs incurred in connection with the Reorganization. As a result, there are no Pro Forma Adjustments to Net Assets.
(3)	Holders of Olstein Fund Adviser Class shares will receive Class I shares of the Easterly Fund upon closing of the Reorganization.

OWNERSHIP OF SHARES

Security Ownership of Large Shareholders

A list of the name, address and percent ownership of each person who, as of April 24, 2026, to the knowledge of the Olstein Fund, owned 5% or more of the outstanding shares of a class of the Olstein Fund can be found at Exhibit F.

The Easterly Fund is a newly-formed shell fund created to acquire the assets and assume the liabilities of the Olstein Fund and, as of the date of this Proxy Statement/Prospectus, the Easterly Fund does not have any shareholders.

Security Ownership of Management and Trustees

Information regarding the ownership of shares of the Olstein Fund by the Trustees and executive officers of the Olstein Fund can be found at Exhibit F.

DISSENTERS’ RIGHTS

If the Reorganization is approved at the Meeting, Olstein Fund shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersedes state law. Shareholders of the Olstein Fund, however, have the right to redeem their shares at NAV subject to applicable CDSCs and/or redemption fees (if any) until the Closing Date of the Reorganization. After the Reorganization, Olstein Fund shareholders will hold shares of the Easterly Fund, which may also be redeemed at NAV subject to applicable CDSCs and/or redemption fees (if any).

SHAREHOLDER PROPOSALS

The Olstein Fund is not required to, and do not, hold annual shareholder meetings. Nonetheless, the MPS Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by MPS’s governing instruments. A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Olstein Fund hereafter called should send the proposal to the Olstein Fund at the Olstein Fund’s principal offices so that it is received within a reasonable time before the proxy materials are printed and mailed. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws. If the proposed Reorganization is approved and completed for the Olstein Fund, shareholders of the Olstein Fund will become shareholders of the Easterly Fund and, thereafter, will be subject to the notice requirements of the Easterly Fund, as described above under “Comparison of Business Structures, Shareholder Rights and Applicable Law – Submission of Shareholder Proposals.” The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the Meeting. For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under applicable law.

INFORMATION FILED WITH THE SECURITIES
AND EXCHANGE COMMISSION

This Proxy Statement/Prospectus and the related SAI do not contain all the information set forth in the registration statements and the exhibits relating thereto filed by the Funds and, with respect to the Olstein Fund only, annual and semi-annual reports and Form N-CSR filed by the Olstein Fund, as such documents have been filed with the SEC pursuant to the requirements of the Securities Act and the 1940 Act, to which reference is hereby made. Exhibit A contains a list of the specific prospectuses incorporated by reference into the Proxy Statement/Prospectus and related SEC file numbers.

Each of the Easterly Fund and the Olstein Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, the Easterly Fund files reports and other information with the SEC. Reports, proxy material, registration statements and other information filed (including the Registration Statement relating to the Easterly Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

EXHIBIT A

PROSPECTUSES INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT/PROSPECTUS

1.	Prospectus dated October 28, 2025 for Managed Portfolio Series with respect to Class A, Class C, and Adviser Class shares of the Olstein All Cap Value Fund (filed via EDGAR on October 28, 2025, Accession No. 0000894189-25-012209) (File No. 333-172080).

2.       Prospectus supplement dated March 10, 2026 for Managed Portfolio Series with respect to Class A, Class C, and Adviser Class shares of the Olstein All Cap Value Fund (filed via EDGAR on March 10, 2026, Accession No. 0000894189-26-007649) (File No. 333-172080).

3.       Prospectus dated April 27, 2026 for Easterly Funds Trust with respect to the Easterly Fund (filed via EDGAR on April 24, 3036, Accession No. 0001580642-26-002660) (File No. 333-249652).

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EXHIBIT B

COMPARISON OF FUNDAMENTAL INVESTMENT RESTRICTIONS

Olstein Fund’s Fundamental Investment Restriction	Easterly Fund’s Fundamental Investment Restriction
Diversification

The Fund may not:

With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, securities of other investment companies) if, as a result, (1) more than 5% of the Fund’s total assets would be invested in the securities of that issuer; or (2) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The Fund may not, with respect to 75% of its total assets taken at market value, invest more than 5% of its total assets in the securities of any one issuer, except obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities, if, as a result, more than 5% of the value of the Fund’s total assets would be invested in the securities of any one issuer.

The Fund may not, with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

Industry Concentration

The Fund may not:

Invest in the securities of any one industry or group of industries if, as a result, 25% or more of a Fund’s total assets would be invested in the securities of such industry or group of industries, except that the foregoing does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Fund may not invest more than 25% of its total assets in securities of issuers in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or securities of other investment companies).
Borrowing and Senior Securities

The Fund may not:

Issue senior securities, borrow money or pledge its assets, except that (i) a Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings); and (ii) this restriction shall not prohibit a Fund from engaging in options transactions, reverse repurchase agreements, purchasing securities on a when-issued, delayed delivery, or forward delivery basis, or short sales in accordance with its objectives and strategies.

The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or its staff and any exemptive order or similar relief granted to the Fund.
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Investing in Physical Commodities

The Fund may not:

Purchase or sell physical commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities.

The Fund may not purchase or sell physical commodities except to the extent permitted by the 1940 Act and any other governing statute, and by the rules thereunder, and by the SEC or other regulatory agency with authority over the Fund.
Investing in Real Estate

The Fund may not:

Purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although a Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate).

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in REITs, mortgage-related securities, and issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
Underwriting

The Fund may not:

Underwrite the securities of other issuers (except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act).

The Fund may not underwrite securities of other companies, except to the extent that the Fund may be deemed to be an underwriter under the 1933 Act in disposing of a security.
Lending

The Fund may not:

Make loans of money (except for the lending of a Fund’s portfolio securities, repurchase agreements and purchases of debt securities consistent with the investment policies of the Fund).

The Fund may not make loans of money, except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Fund, and entering into repurchase agreements, and except as otherwise permitted by the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or its staff and any exemptive order or similar relief granted to the Fund.

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EXHIBIT C

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this 27th day of February, 2026 by and among: (i) Managed Portfolio Series, an open-end registered investment company (the “Target Entity”), on behalf of its series, the Olstein All Cap Value Fund (the “Target Fund”); and (ii) James Alpha Funds Trust d/b/a Easterly Funds Trust, an open-end registered investment company (the “Acquiring Entity”), on behalf of its series, the Easterly Snow All Cap Value Fund (the “Acquiring Fund”). Easterly Investment Partners LLC (“Easterly”) joins this Agreement solely for purposes of Sections 1.1(f), 4.2, 5.1(j), 5.1(r), 9, 14, 15.3 and 16.2. Olstein Capital Management, L.P. (“Olstein Capital Management”) joins this agreement solely for purposes of Sections 1.1(f), 1.1(g), 4.1, 5.1(j), 5.1(r), 9, 14, 15.3 and 16.2.

WHEREAS, the parties hereto intend to enter into a transaction pursuant to which:

(i) the Acquiring Fund will acquire all of the Assets and Liabilities (as each such term is defined in Section 1.1) of the Target Fund in exchange for the corresponding class or classes of shares (as applicable) of the Acquiring Fund of equal value to the Net Assets (as defined in Section 1.1(c)) of the Target Fund being acquired, and (ii) the Target Fund will distribute such shares of the Acquiring Fund to shareholders of the corresponding class of the Target Fund, in connection with the liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”). The Acquiring Fund is, and will be immediately prior to Closing (defined in Section 3.1), a shell series, without assets or liabilities, created solely for the purpose of acquiring the Assets and Liabilities of the Target Fund;

WHEREAS, the Target Entity and the Acquiring Entity are each an open-end, registered investment company of the management type; and

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation with respect to the Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.                   DESCRIPTION OF THE REORGANIZATION

1.1.              Provided that all conditions precedent to the Reorganization set forth herein have been satisfied or, to the extent legally permissible, waived as of the Closing Time (defined in Section 3.1), and based on the representations and warranties each party provides to the other, the Target Entity and the Acquiring Entity agree to take the following steps with respect to the Reorganization, the parties to which and classes of shares to be issued in connection with which are set forth in Exhibit A:

(a)                 The Target Fund shall transfer all of its Assets, as defined and set forth in Section 1.1(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume all of the Liabilities, as defined and set forth in Section 1.1(c), and deliver to the Target Fund the number of full and fractional Acquiring Fund shares determined in the manner set forth in Section 2.

(b)                 The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests, forwards, swaps and other financial instruments, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, and choses

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in action, copies of all books and records belonging to the Target Fund (including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”)), any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing Time, and all interests, rights, privileges and powers, other than the Target Fund’s rights under this Agreement on the Closing Date as defined in Section 3.1(a) (collectively, “Assets”), but excluding any assets set forth in Schedule 1.1(b) (collectively, “Excluded Assets”). For the avoidance of doubt, any Excluded Assets shall remain the property of the Target Fund and Acquiring Fund shall have no rights thereunder.

(c)                 The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, or existing at the Closing Date pursuant to this Agreement (collectively, with respect to the Target Fund separately, “Liabilities”). The Target Fund will use commercially reasonable efforts to discharge all known Liabilities prior to or at the Closing Date (as defined in Section 3.1(a)) to the extent possible and consistent with its own investment objectives and policies and normal business operations. The Assets minus the Liabilities of a Target Fund shall be referred to herein as the Target Fund’s Net Assets. If and to the extent any Liabilities are not discharged prior to the Closing Date, such Liabilities whether accrued or contingent, known or unknown, or existing at the Closing Date will be assumed by the Acquiring Fund. For the avoidance of doubt, Liabilities include the Target Fund’s trustees’ and officers’ right to indemnification (including but not limited to indemnity for any retention amount under any applicable insurance policy) from the Acquiring Fund’s assets as that right exists under the Target Fund’s Governing Documents (as defined in Section 4.1(a)).

(d)                 As soon as is reasonably practicable after the Closing, the Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) the shares of the Acquiring Fund of the corresponding class received by the Target Fund pursuant to Section 1.1(a), as set forth in Exhibit A, on a pro rata basis within that class, and without further notice the outstanding shares of the Target Fund will be redeemed and cancelled as permitted by its Governing Documents (as defined in Section 4.1) and applicable law, and the Target Fund will as promptly as practicable completely liquidate and dissolve as permitted by its Governing Documents and applicable law. Such distribution to the Target Fund Shareholders and liquidation of the Target Fund will be accomplished, with respect to each class of the Target Fund’s shares, by the transfer of the Acquiring Fund’s shares of the corresponding class then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders of the class. The aggregate net asset value of the Acquiring Fund’s shares to be so credited to the corresponding Target Fund Shareholders shall be equal to the aggregate net asset value of the corresponding Target Fund’s shares owned by the Target Fund Shareholders on the Closing Date. The Acquiring Fund shall not issue certificates representing shares in connection with such exchange.

(e)                 Ownership of the Acquiring Fund’s shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.

(f)                  At least thirty (30) business days prior to the Closing Date, Easterly, on behalf of the Acquiring Fund, will advise the Target Fund of any investments of the Target Fund shown on the Target Fund’s schedule of Assets that the Acquiring Fund has advised Olstein Capital Management that the Acquiring Fund would not be permitted to hold (i) under its investment restrictions; (ii) under applicable law; or (iii) because the transfer of such investments would result in material operational or administrative difficulties (including relating to valuation matters) to the Acquiring Fund in connection with facilitating the orderly transition of the Target Fund’s Assets to the Acquiring Fund. The Target Fund recognizes and agrees that Olstein Capital Management may use commercially reasonable efforts to cause the Target Fund to dispose, prior to the Closing Date, of Assets that the Acquiring Fund has advised it that the Acquiring Fund would not be permitted to so hold. Notwithstanding the foregoing, nothing herein will permit or require the Target Fund to dispose of any Assets, if, in the reasonable judgment of the Target Entity’s board of trustees or the Target Fund’s investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for U.S. federal income tax purposes, or would adversely affect the Target Fund’s status as a “regulated investment company” under the Code or would otherwise not be in the best interests of the Target Fund.

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(g)                 Olstein Capital Management, or the Target Fund’s fund accountant, at Olstein Capital Management’s direction, on behalf of the Target Fund, shall notify the Acquiring Fund of any portfolio security held by the Target Fund in other than book-entry form at least thirty (30) business days prior to the Closing Date.

(h)                 Any transfer taxes payable upon issuance of the Acquiring Fund’s shares in a name other than the registered holder of the Target Fund’s shares on the books and records of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring Fund’s shares are to be issued and transferred.

(i)                  Immediately after the Closing Time, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books.

2.                   VALUATION

2.1.              With respect to the Reorganization:

(a)                 The value of the Target Fund’s Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”), which shall reflect the declaration of any dividends, on the Closing Date, using the valuation methodologies set forth in the then-current prospectus for the Target Fund and the valuation procedures established by the Target Entity’s board of trustees. On the Closing Date, the Target Fund shall record the value of the Assets, as valued pursuant to this Section 2.1(a), on a valuation report (the “Valuation Report”) and deliver a copy of the Valuation Report to the Acquiring Fund by 7:00 p.m. (Eastern time) on the Closing Date, or as soon as practicable thereafter.

(b)                 The net asset value per share of each class of the Acquiring Fund shares issued in connection with the Reorganization shall be the net asset value per share of the corresponding class of the Target Fund as of the close of business on the Closing Date.

(c)                 The number of shares of each class of the Acquiring Fund (including fractional shares, if any, rounded to the nearest thousandth) issued in exchange for the Target Fund’s Net Assets shall equal the number of shares of the corresponding class of the Target Fund outstanding as of the Closing Date. All Acquiring Fund shares delivered to a Target Fund will be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee.

(d)                 All computations of value shall be made by the Acquiring Fund or its designated recordkeeping agent using the valuation procedures described in this Section 2 and shall be subject to review by the Target Fund and/or its recordkeeping agent, and, if requested by either the Target Entity or the Acquiring Entity, by the independent registered public accountant of the requesting party.

3.                   CLOSING AND CLOSING DATE

3.1.              The Reorganization shall close on June 26, 2026 or such other date as the authorized officers of the parties may mutually agree (the “Closing Date”). All acts taking place at the closing of the Reorganization (“Closing”) shall, subject to the satisfaction or waiver of the conditions in this Agreement, be deemed to take place simultaneously as of the later of 7:01 p.m. Eastern time or the finalization of the Target Fund’s net asset value on the Closing Date of the Reorganization, unless otherwise agreed to by the parties (the “Closing Time”). The Closing of the Reorganization shall be held in person, by facsimile, email or such other communication means as the parties may reasonably agree.

3.2.              With respect to the Reorganization:

(a)                 The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred, presented and delivered by the Target Fund as of the Closing Time or as soon as practicable thereafter to the Acquiring Fund by directing that the Target Fund’s custodian (the “Target Custodian”) transfer and deliver them from the account of the Target Fund at the Target Custodian to an account of the Acquiring Fund at the custodian of the Acquiring Fund (the “Acquiring Custodian”) duly endorsed in

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proper form for transfer and in such condition as to constitute good delivery thereof. The Target Fund shall direct the Target Custodian to transfer and deliver to the Acquiring Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Target Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act), in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The cash to be transferred by the Target Fund shall be transferred from the Target Custodian to the Acquiring Custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or the Acquiring Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Acquiring Custodian, such as brokers’ confirmation slips.

(b)                 The Target Entity shall direct the Target Custodian to deliver, at the Closing or as soon as practicable thereafter, a certificate of an authorized officer stating that (i) except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund no later than the Closing Time on the Closing Date, and (ii) all necessary Taxes (as defined below) in connection with the delivery of the Assets, including all applicable federal, state and foreign stock transfer stamps, if any, have been paid or provision for payment has been made. At the Closing, or as soon as practicable thereafter, the Acquiring Entity will cause the Acquiring Custodian to deliver a certificate of an authorized officer acknowledging that the Acquiring Fund has received the Target Fund portfolio securities, cash and any other Assets as of the final settlement date for such transfers.

(c)                 At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall instruct its transfer agent (the “Target Transfer Agent”) to provide instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections, if any, and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary). The Acquiring Fund and its transfer agent shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, information or documentation, but shall, in each case, assume that such instruction, information or documentation is valid, proper, correct and complete.

(d)                 The Target Entity shall direct the Target Transfer Agent to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Fund, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares of each class owned by each such shareholder immediately prior to the Closing. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(e)                 In the event that on the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the board of trustees of the Acquiring Entity or the Target Entity, or the authorized officers of such entities, accurate appraisal of the value of the Net Assets of the Acquiring Fund or the Target Fund, respectively, is impossible or impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later dates as may be mutually agreed in writing by an authorized officer of each party.

4.                   REPRESENTATIONS AND WARRANTIES

4.1.              With respect to the Reorganization, the Target Entity, on behalf of itself and, where applicable, the Target Fund, and Olstein Capital Management, each to its knowledge, represent and warrant to the Acquiring Entity and Acquiring Fund as follows:

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(a)                 The Target Entity is a statutory trust organized under the laws of the State of Delaware, validly existing and in good standing and with power under the Target Entity’s governing documents (including bylaws), as applicable (“Governing Documents”), to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder. The Target Fund is a duly established and designated separate series of the Target Entity;

(b)                 The Target Entity is a registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, and the registration of the shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect, and will be in full force and effect on the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the Target Entity, threatened. All issued and outstanding shares of the Target Fund have been offered for sale by the Target Fund in conformity in all material respects with applicable federal and state securities laws;

(c)                 No consent, approval, authorization, or order of any court or governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Entity of the transactions contemplated herein, except such as have been obtained or will be obtained prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Target Entity of the transactions contemplated by this Agreement;

(d)                 Except as disclosed in writing to the Acquiring Entity, the prospectus and statement of additional information and current shareholder reports of the Target Fund, and each prospectus and statement of additional information and shareholder reports of the Target Fund used at all times during the three (3) years prior to the date of this Agreement, conform or conformed at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of their use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)                 Except as disclosed in writing to the Acquiring Entity, the Target Fund is in compliance in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, the requirements of, and the rules and regulations under, the 1933 Act, the 1934 Act and the 1940 Act, state securities laws and all other applicable federal and state laws or regulations. Except as disclosed in writing to the Acquiring Entity, the Target Fund is in compliance in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, its investment objectives, policies, guidelines and restrictions and compliance procedures, and the value of the Net Assets of the Target Fund is, and during such period was, determined using portfolio valuation methods that, in the reasonable judgment of the Target Fund, comply in all material respects with the requirements of the 1940 Act and the rules and regulations of the Commission thereunder and the pricing and valuation policies of the Target Fund and there have been no material miscalculations of the net asset value of the Target Fund or the net asset value per share of the Target Fund (or any class thereof) during the twelve (12) month period preceding the date hereof that have not been remedied or will not be remedied prior to the Closing Date in accordance with industry practice that, individually or in the aggregate, would have a material adverse effect on the Target Fund or its Assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act;

(f)                  Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund will as of the Closing Time have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, not disclosed and reflected in the value thereof, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, and subject only to restrictions on the full transfer thereof when held by the Acquiring Fund as when they were held by the Target Fund, including, without limitation, such restrictions as might arise under the 1933 Act;

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(g)                 Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Target Entity’s Governing Documents or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Target Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or Target Entity is a party or by which it is bound;

(h)                 Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, all material contracts or other commitments of the Target Fund (other than this Agreement and certain investment contracts, including swap agreements, options, futures and forward contracts) will terminate or be terminated with respect to the Target Fund without liability to the Target Fund or may otherwise be assigned to the Acquiring Fund (subject to any consent or approval by the other parties if required by any such contract) without the payment of any fee (penalty or otherwise) or acceleration of any obligations of the Target Fund on or prior to the Closing Date, provided that such assigned contracts are identified on Schedule 4.1(h);

(i)                  Except as set forth on Schedule 4.1(i), no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Target Entity’s knowledge, threatened against the Target Fund or Target Entity, and no such litigation, proceeding or investigation, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of its business or the Target Fund’s ability to consummate the transactions contemplated by this Agreement. The Target Fund and the Target Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Target Entity nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body, regulatory agency or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated. The Target Fund (i) has not entered into any contract or agreement or amendment of any contract or agreement or terminated any contract or agreement, in each case material to the operation of the Target Fund, except as otherwise contemplated by this Agreement or as disclosed to the Acquiring Fund; (ii) has not incurred any indebtedness, other than in the ordinary course of business consistent with the investment objective and policies of the Target Fund; (iii) has not entered into any amendment of its Governing Documents that has not been disclosed to the Acquiring Fund; (iv) does not have outstanding any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business) upon any asset of the Target Fund other than a lien for Taxes (as defined below) not yet due and payable; and (v) has not entered into any agreement or made any commitment to do any of the foregoing except as disclosed to the Acquiring Fund;

(j)                  The financial statements of the Target Fund for the Target Fund’s most recently completed fiscal year have been audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A. Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with GAAP consistently applied, and such statements (copies of which have been furnished or made available to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein. Except as disclosed in writing to the Acquiring Entity, no significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Target Fund has been disclosed or is required to be disclosed in the Target Fund’s reports on Form N-CSR or in connection with the certifications required under Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2 under the 1940 Act and, to the knowledge of the Target Fund, no such disclosure will be required as of the Closing Date;

(k)                 Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, except as otherwise disclosed to and accepted by the Acquiring Fund in writing. For the purposes of this subparagraph, a decline in net asset value due to declines in market values of securities held by the Target Fund, the redemption of the Target Fund’s shares by shareholders of the Target Fund or the discharge of the Target Fund’s ordinary course liabilities shall not constitute a material adverse change;

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(l)                  On the Closing Date, all federal, state or other Tax Returns (as defined below) of the Target Fund required by law to have been filed by such date (taking into account any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Target Fund’s knowledge, no such Tax Return is currently under audit by any federal, state, local or foreign tax authority; no assessment has been asserted with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes (other than for Taxes not yet due and payable); no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending (in each case other than waivers as a result of extensions of time to file Tax Returns); and adequate provision has been made in the Target Fund financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. To the Target Fund’s knowledge, no claim has ever been made by a tax authority in a jurisdiction where the Target Fund does not file a Tax Return that the Target Fund is or may be subject to taxation in that jurisdiction. The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of distributions on and redemptions of its shares of beneficial interest and to withholding in respect of distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder. As used in this Agreement, “Tax” or “Taxes” means any tax or other like assessment or charge (including, but not limited to, excise tax and withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (whether domestic, foreign, federal, state or local) responsible for the imposition of any such tax. “Tax Return” means reports, returns, information returns, dividend reporting forms, elections, agreements, declarations, or other documents or reports of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed or furnished or required to be furnished with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

(m)               The Target Fund (i) is (and will be as of the Closing Date) classified as an association that is subject to Tax as a corporation for federal income tax purposes, (ii) has elected to be a regulated investment company under Subchapter M of the Code, and (iii) is a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for the taxable year that includes the Closing Date, and to the Target Fund’s knowledge, for each such taxable year, the Target Fund has been eligible to compute its federal income tax under Section 852 of the Code. The Target Fund has paid or made provision for the payment of any tax liability under Sections 852 or 4982 of the Code for any period ending on or before the Closing Date. The Target Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to the Target Fund. With respect to any wholly owned subsidiary of the Target Fund organized outside the United States, if any, such subsidiary: (i) is classified as an association that is subject to Tax as a corporation for U.S. federal income tax purposes and (ii) is not, for each taxable year since inception that has ended prior to the Closing Date, and will not be for the taxable year that includes the Closing Date, engaged in a trade or business within the United States. The Target Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7T(a)(2)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and the Treasury Regulations promulgated thereunder;

(n)                 The Target Fund has not changed its taxable year end within the most recent 60-month period ending on the last day of the month immediately preceding the Closing Date of the Reorganization, and it does not intend to change its taxable year end prior to the Closing Date;

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(o)                 The Target Fund has not undergone, has not agreed to undergo, nor is required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Target Fund (including the Acquiring Fund as its successor) will not be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date (including as a result of the transactions contemplated in this Agreement); (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

(p)                 The Target Fund has not been notified in writing that any examinations of the Tax Returns of the Target Fund are currently in progress or threatened, and no such examinations are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Target Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign tax authority, and no such deficiency has been proposed or threatened, and there are no levies, liens or other encumbrances related to Taxes existing or known to the Target Fund to be threatened or pending with respect to the Assets of the Target Fund;

(q)                 The Target Fund has no known actual or potential material liability for any Tax obligation of any taxpayer other than itself. The Target Fund is not currently and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Target Fund is not a party to any Tax allocation, sharing, or indemnification agreement (other than agreements the primary purposes of which do not relate to Taxes);

(r)                  All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, validly issued and outstanding, fully paid and non-assessable by the Target Entity, and are not, and on the Closing Date will not be, subject to preemptive or objecting shareholder rights. In every state where offered or sold, such offers and sales by the Target Fund have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws. All of the issued and outstanding shares of the Target Fund will, at the time of Closing, be held of record by the persons and in the amounts set forth in the records of the Target Transfer Agent, on behalf of the Target Fund. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Target Fund, nor is there outstanding any security convertible into any of the Target Fund’s shares;

(s)                 The Target Entity, on behalf of the Target Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the board of trustees of the Target Entity and, subject to the approval of the shareholders of the Target Fund (only with respect to those obligations under this Agreement that are contingent on such shareholder approval) and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(t)                  The information relating to the Target Fund furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed by the Target Fund or, with the consent of the Target Fund, by the Acquiring Fund, with any federal, state or local regulatory or self-regulatory authority that are necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and regulations thereunder and other applicable laws and regulations applicable thereto;

(u)                 As of the date of this Agreement or within a certain time thereafter as mutually agreed by the parties, the Target Fund has provided the Acquiring Fund with all information relating to the Target Fund reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b) hereof), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of shareholders of the Target Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the N-14 Registration Statement, the date of the meeting of shareholders of the Target Fund and the Closing Date, such information

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provided by the Target Fund will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund or its investment adviser or affiliates thereof for use therein;

(v)                 The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(w)               The Target Entity and the Target Fund have maintained any material license, permit, franchise, authorization, certification and approval required by any governmental entity in the conduct of its business (the “Licenses and Permits”). Each License and Permit has been duly obtained, is valid and in full force and effect, and is not subject to any pending or, to the knowledge of the Target Entity, threatened administrative or judicial proceeding to revoke, cancel, suspend or declare such License and Permit invalid;

(x)                 The Target Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code; and

(y)                 The Target Fund has no unamortized or unpaid organizational fees or expenses.

4.2.              The Acquiring Entity, on behalf of itself and the Acquiring Fund, and Easterly, each to its knowledge, represent and warrant to the Target Entity, Target Fund and Olstein Capital Management as follows:

(a)                 The Acquiring Fund is duly organized as a series of the Acquiring Entity, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware, each with power under its Governing Documents to own all of its properties and assets and to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder;

(b)                 The Acquiring Entity is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act are in full force and effect, and will be in full force and effect on the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the Acquiring Fund, threatened;

(c)                 No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be (at or prior to the Closing Date) obtained under the 1933 Act, the 1934 Act, the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement;

(d)                 The prospectus and statement of additional information of the Acquiring Fund to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

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(e)                 The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Entity’s Governing Documents or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound;

(f)                  Except as set forth on Schedule 4.2(f), no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Acquiring Entity’s knowledge, threatened against the Acquiring Fund, and no such litigation, proceeding or investigation, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business or the Acquiring Fund’s ability to consummate the transactions contemplated by this Agreement. The Acquiring Fund and the Acquiring Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Acquiring Entity nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body, regulatory agency or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g)                 The Acquiring Fund has not yet commenced operations. The Reorganization will be structured as a “shell reorganization” subject to U.S. federal income tax treatment under Section 368(a)(1)(F) of the Code. The Acquiring Fund is, and will be at the time of Closing, a new series portfolio of the Acquiring Entity created within the last twelve (12) months, without assets or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements or issued any shares except nominal shares issued in a private placement to Easterly or its affiliate to secure any required initial shareholder approvals;

(h)                 As of the Closing Date, no federal, state or other Tax Returns of the Acquiring Fund will have been required by law to have been filed, and no Taxes will be due by the Acquiring Fund. As of the Closing Date, the Acquiring Fund will not have been required to pay any assessments and the Acquiring Fund will not have any Tax liabilities. Consequently, as of the Closing Date, the Acquiring Fund will not be under audit by any federal, state, local or foreign tax authority and there will have been no Tax assessment asserted with respect to the Acquiring Fund, no levies, liens or other encumbrances on the Acquiring Fund, and no waivers of the time to assess any Taxes;

(i)                  The Acquiring Fund: (i) was formed for the purpose of the Reorganization, (ii) is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to Tax as a corporation for federal income tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Internal Revenue Service or is (or will be as of the Closing Date) a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal income tax purposes, (iii) has not filed any income tax return, and intends to qualify to be a regulated investment company under Subchapter M of the Code for its taxable year which includes the Closing Date, (iv) holds and has held no property and has and has had no Tax attributes, and (v) is (or will be as of the Closing Date) a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Acquiring Fund has no and will have no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

(j)                  The Acquiring Entity, on behalf of the Acquiring Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the board of trustees of the Acquiring Entity, on behalf of the Acquiring Fund, and subject to the approval of the shareholders of the Target Fund (only with respect to those obligations under this Agreement that are contingent on such shareholder approval) and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

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(k)                 The shares of the Acquiring Fund to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund shares, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Entity;

(l)                  The Acquiring Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(m)               The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by Easterly or its affiliates; and

(n)                 As of the effective date of the N-14 Registration Statement, the date of the meeting of shareholders of the Target Fund and the Closing Date, the information provided by the Acquiring Fund for use in the N-14 Registration Statement, including the documents contained or incorporated therein by reference will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target Fund for use therein.

4.3.              With respect to the Reorganization, the Target Entity, on behalf of the Target Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, represent and warrant as follows:

(a)                 The fair market value of the Acquiring Fund’s shares that the Target Fund shareholder receives will be approximately equal to the fair market value of the Target Fund shares it actually or constructively surrenders in exchange therefor;

(b)                 The fair market value of the Assets will equal or exceed the Liabilities to which the Assets are subject;

(c)                 No expenses incurred by the Target Fund or on its behalf in connection with the Reorganization will be paid or assumed by the Acquiring Fund or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund shares will be transferred to the Target Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

(d)                 Immediately following consummation of the Reorganization: (1) the shareholders of the Acquiring Fund will own all the Acquiring Fund shares and will own those shares solely by reason of their ownership of the Target Fund shares immediately before the Reorganization; (2) the Acquiring Fund will hold the same Assets and will be subject to the Liabilities that the Target Fund held or was subject to immediately before the Reorganization; and (3) the amount of all distributions (other than regular, normal dividends) the Target Fund will make immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its Net Assets.

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5.                   COVENANTS OF THE ACQUIRING ENTITY AND THE TARGET ENTITY

5.1.              With respect to the Reorganization:

(a)                 The Target Fund will operate its business in the ordinary course and substantially in accordance with past practice between the date hereof and the Closing Date, it being understood that, with respect to the Target Fund, such ordinary course of business may include purchases and sales of portfolio securities and other instruments, sales and redemptions of the Target Fund’s shares, and the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable. The Acquiring Fund shall take such actions as are customary to the organization of a new series prior to its commencement of operations. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

(b)                 The parties hereto shall cooperate in preparing, and the Acquiring Entity shall file with the Commission, a registration statement on Form N-14 under the 1933 Act, which shall properly register the Acquiring Fund shares to be issued in connection with the Reorganization and include a proxy statement with respect to the votes of the shareholders of the Target Fund to approve the Reorganization (the “N-14 Registration Statement”). If at any time prior to the Closing Date a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made in respect of the N-14 Registration Statement, such party shall notify each other party, and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item. The Target Fund agrees to instruct its transfer agent to mail or otherwise deliver (e.g., by electronic means consistent with applicable regulations governing their use) to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the prospectus/proxy statement contained in the N-14 Registration Statement and other documents as are necessary, which each comply in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(c)                 The Target Entity will call a meeting of the shareholders of the Target Fund to be held prior to the Closing Date to consider and act upon this Agreement and to take all other action necessary to seek to obtain the required shareholder approval of the transactions contemplated herein. In the event that the Target Fund does not achieve a quorum or receives insufficient votes from shareholders to approve the proposal, the meeting shall be postponed or adjourned as permitted under the Target Entity’s Governing Documents, applicable law and the N-14 Registration Statement in order to permit further solicitation of proxies, for a period of up to 180 days or such longer period as is mutually agreed upon by the parties.

(d)                 The Target Fund covenants that the Acquiring Fund’s shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than to the Target Fund’s shareholders in accordance with the terms of this Agreement.

(e)                 The Target Entity will cooperate with its transfer agent and with the Acquiring Fund in efforts to obtain such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares, and will assist the Acquiring Fund and its transfer agent in obtaining copies of any books and records of the Target Fund from its service providers reasonably requested by the Acquiring Entity or its transfer agent.

(f)                  The Target Entity will provide the Acquiring Fund with: (i) a schedule, as set forth in Schedule 5.1(f), certified by the Treasurer of the Target Entity, stating that the various statements, books and records set forth in Schedule 5.1(f) exist and specifying the location of such statements, books and records and the means by which the Acquiring Entity can access them (the “Schedule of Statements, Books and Records”); and (ii) FASB ASC 740-10 (formerly FIN 48) work papers and supporting statements pertaining to the Target Fund relating to any taxable years of the Target Fund not closed by the applicable Tax statute of limitations (the “ASC 740-10 Workpapers”). The Schedule of Statements, Books and Records shall be provided at the Closing. The ASC 740-10 Workpapers shall be provided at least sixty (60) days prior to the Closing Date.

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(g)                 The Target Fund will cause to be prepared and use commercially reasonable efforts to have delivered to the Acquiring Fund at least five (5) business days prior to the Closing Date a statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the Assets and the Liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Fund will deliver at the Closing a statement of Assets and Liabilities of the Target Fund as of the Closing Date, certified by the Treasurer of the Target Entity.

(h)                 Subject to the provisions of this Agreement, the Acquiring Fund and Target Fund will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

(i)                  As soon as is reasonably practicable after the Closing, the Target Fund will make one or more distributions to its shareholders consisting of all shares of the applicable class of the Acquiring Fund received at the Closing, as set forth in Section 1.1(d) hereof.

(j)                  The Acquiring Fund, the Target Fund, Easterly and Olstein Capital Management shall each use their best efforts prior to Closing to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

(k)                 The Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

(l)                  The Acquiring Fund shall, from time to time, as and when reasonably requested by the Target Fund, execute and deliver or cause to be executed and delivered all such assumption agreements and other instruments, and will take or cause to be taken such further action, as the Target Fund may reasonably deem necessary or desirable in order for the Acquiring Fund to carry out the intent and purpose of this Agreement.

(m)               The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

(n)                 It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of Section 368(a) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization with the meaning of Section 368(a) of the Code.

(o)                 At or prior to the Closing, the Target Fund shall have delivered to the Acquiring Fund copies of, with respect to any wholly owned subsidiaries of the Target Fund (if any), any organizational documents, including without limitation, the declarations of trust, articles of incorporation and bylaws, together with the board meeting minutes and consent of directors or trustees and shareholders.

(p)                 The contingent deferred sales charge (“CDSC”) applicable to Class A shares of the Acquiring Fund, as applicable, issued in connection with the Reorganization will be calculated based on the CDSC schedule of Class A shares of the Target Fund, as applicable, and, for purposes of calculating the CDSC, recipients of such Class A shares of the Acquiring Fund, as applicable, shall be deemed to have acquired such shares on the date(s) that the corresponding shares of the Target Fund were acquired by the shareholder. For purposes of calculating the automatic conversion right of holders of Class C shares of the Acquiring Fund issued in connection with the Reorganization to convert to Class A shares in accordance with the terms set forth in the Acquiring Fund’s prospectus and statement of additional information and Governing Documents, recipients of Class C shares of the Acquiring Fund shall be deemed to have acquired such shares on the date(s) that the corresponding shares of the Target Fund were acquired by the shareholder.

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(q)                 Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, preparing Tax Returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties in writing. Since the parties hereto contemplate that the Reorganization described herein will qualify as a reorganization described in Section 368(a)(1)(F) of the Code, any Tax Returns required to be prepared by the Target Fund pursuant to this Section 5.1(q) shall, if necessary, be signed by an officer of the Acquiring Entity based on a certification issued by an appropriate officer of the Target Entity (on behalf of the Target Fund) to the Acquiring Entity (on behalf of the Acquiring Fund) certifying that such Tax Returns are, to the best of the knowledge and belief of Target Entity, true, correct, and complete.

(r)                  Each of Easterly and Olstein Capital Management from and after the Closing Date, shall refrain from imposing or seeking to impose for a period of two years after the Closing Date, any “unfair burden” on the Acquiring Funds (within the meaning of the 1940 Act) as a result of the transactions contemplated by this Agreement or any terms, conditions or understandings applicable thereto; and Acquiring Entity and Easterly shall from and after the Closing Date, use their commercially reasonable efforts to achieve, as soon as practicable and during the three years after the Closing Date, a Board structure for the Acquiring Entity whereby at least 75% of the Board members are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of Easterly and Olstein Capital Management.

6.                   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET ENTITY

6.1.              With respect to the Reorganization, the obligations of the Target Entity, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject to the performance, or to the extent legally permissible, the Target Entity’s waiver, of the obligations to be performed by the Acquiring Fund hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a)                 All representations and warranties of the Acquiring Fund and the Acquiring Entity contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b)                 The Acquiring Entity shall have delivered to the Target Fund as of the Closing Time a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Time, except as they may be affected by the transactions contemplated by this Agreement;

(c)                 The Acquiring Entity and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity and the Acquiring Fund, on or before the Closing Time;

(d)                 The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional shares of each class of the Acquiring Fund to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.1 hereto;

(e)                 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Acquiring Fund is contractually obligated to pay for services provided to the Acquiring Fund from those described in the N-14 Registration Statement;

(f)                  The Target Entity shall have received from the Target Transfer Agent a certificate stating that it has received from the Acquiring Entity the number of shares of the Acquiring Fund equal in value to the value of the shares of the Target Fund as of the time and date set forth in Section 3; and

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(g)                 The Target Entity shall have received on the Closing Date the opinion of Dechert LLP (“Dechert”), counsel to the Acquiring Entity (which may rely on certificates of officers or trustees of the Acquiring Entity), dated as of the Closing Date, covering the following points:

(i)                  The Acquiring Entity is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware, and has the trust power to own all of the Acquiring Fund’s properties and assets and to carry on its business, including that of the Acquiring Fund, as a registered investment company;

(ii)                The Acquiring Entity is a registered investment company classified as a management company of the open-end type with respect to itself and with respect to each series of shares it offers, including the Acquiring Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(iii)              The Agreement has been duly authorized by the Acquiring Entity on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the Target Entity, the Target Fund, Easterly and Olstein Capital Management, is a valid and binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable against it in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing;

(iv)               The Acquiring Fund shares to be issued to the Target Fund as provided by this Agreement are duly authorized, upon such delivery will be validly issued and upon receipt of the Target Fund’s Assets will be fully paid and non-assessable by the Acquiring Entity, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof; and

(v)                 The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Entity’s Governing Documents or a breach or default under any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Acquiring Fund, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement.

7.                   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ENTITY

7.1.              With respect to the Reorganization, the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject to the performance, or to the extent legally permissible, the Acquiring Fund’s waiver, of the obligations to be performed by the Target Fund hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a)                 All representations and warranties of the Target Entity and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b)                 The Target Entity, on behalf of the Target Fund, shall have delivered to the Acquiring Entity (i) a statement of the Target Fund’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of the Target Entity, (ii) the Schedule of Statements, Books and Records, (iii) in electronic form, to the extent it is reasonable and permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund and (iv) the ASC 740-10 Workpapers. The information to be provided under (ii) and (iv) of this subsection shall be provided in accordance with the timing set forth in Section 5.1(f) hereof;

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(c)                 The Target Entity shall have delivered to the Acquiring Entity as of the Closing Time a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct at and as of the Closing Time, except as they may be affected by the transactions contemplated by this Agreement;

(d)                 The Target Custodian and the Target Transfer Agent shall have delivered the certificates contemplated by Sections 3.2(b) and 3.2(d) of this Agreement, respectively, and the Target Transfer Agent or the Target Fund’s President or Vice President shall have delivered the certificate contemplated by Section 5.1(f) of this Agreement, each duly executed by an authorized officer of the Target Custodian, the Target Transfer Agent, the Target Fund’s President or the Target Fund’s Vice President, as applicable;

(e)                 The Target Entity and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Entity and the Target Fund, on or before the Closing Time;

(f)                  The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional shares of each class of the Acquiring Fund set forth on Exhibit A hereto to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.1 hereto;

(g)                 The Target Entity shall have duly executed and delivered to the Acquiring Entity, on behalf of the Target Fund, such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Acquiring Custodian and instructions to the Acquiring Fund’s transfer agent as the Acquiring Entity may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund by the Target Fund all of the right, title and interest of the Target Fund in and to the respective Assets of the Target Fund. In each case, the Assets of the Target Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor;

(h)                 The Acquiring Entity shall have received at the Closing: (i) a certificate of an authorized signatory of the Target Custodian stating that the Assets of the Target Fund have been delivered to the Acquiring Fund; (ii) a certificate of an authorized signatory from the Acquiring Custodian for the Acquiring Fund stating that the Assets of the Target Fund have been received; (iii) a certificate of an authorized officer of the Target Transfer Agent confirming that the transfer agent has delivered its records containing the names and addresses of the record holders of the Target Fund’s shares and the number and percentage (to four decimal places) of ownership of the Target Fund owned by each such holder as of the Closing Date; and (iv) the Tax books and records of the Target Fund, including but not limited to, for purposes of preparing any Tax Returns required by law to be filed after the Closing Date;

(i)                  As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Target Fund is contractually obligated to pay for services provided to the Target Fund from those described in the N-14 Registration Statement; and

(j)                  The Acquiring Entity shall have received on the Closing Date an opinion of counsel to the Target Entity (which may rely on certificates of officers or trustees of the Target Entity), covering the following points:

(i)                  The Target Entity is a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the power under its Governing Documents to own all of Target Fund’s properties and assets, and to conduct its business, including that of the Target Fund, as described in its organizational documents or in the most recently filed registration statement of the Target Fund;

(ii)                The Target Entity is a registered investment company classified as a management company of the open-end type with respect to itself and, if applicable, each series of shares it offers, including the Target Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

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(iii)              The Agreement has been duly authorized by the Target Entity on behalf of Target Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Entity and the Acquiring Fund, is a valid and binding obligation of the Target Entity, on behalf of the Target Fund, enforceable against the Target Entity in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing; and

(iv)               The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Target Entity’s Governing Documents or a breach or default under any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Target Fund, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement.

8.                   FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ENTITY AND THE TARGET ENTITY

With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the Acquiring Entity or Target Entity, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.              The Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Entity’s Governing Documents, applicable law of the State of Delaware, and the 1940 Act, and certified copies of the voting record from the proxy solicitor evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.1;

8.2.              The Agreement and transactions contemplated herein shall have been approved by the board of trustees of the Target Entity and the board of trustees of the Acquiring Entity and each party shall have delivered to the other party a copy of the resolutions approving this Agreement and the transactions contemplated in connection herewith adopted by such party’s board of trustees, certified by the secretary or equivalent officer. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.2;

8.3.              On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Entity’s or the Acquiring Entity’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.4.              All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not result in a material adverse effect on the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.5.              The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.6.              The Target Entity (on behalf of the Target Fund) and the Acquiring Entity (on behalf of the Acquiring Fund) shall have received on or before the Closing Date an opinion of Dechert in form and substance reasonably acceptable to the Target Entity and the Acquiring Entity, as to the matters set forth on Schedule 8.6. In rendering such opinion, Dechert may rely upon the representations of the parties contained in this Agreement and may request and rely upon representations contained in certificates of officers of the Target Entity, the Acquiring

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Entity and others, and the officers of the Target Entity and the Acquiring Entity shall use their best efforts to make available such truthful certificates. Such opinion shall contain such limitations as shall be in the opinion of Dechert appropriate to render the opinions expressed therein. Subject to receipt of the certificates referenced in this Section 8.6 and absent a change of law or change of fact between the date of this Agreement and the Closing, the Acquiring Fund agrees that such opinion shall state that the Reorganization will qualify as a “reorganization” under Section 368(a)(1) of the Code. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Target Entity may waive the conditions set forth in this paragraph 8.6;

8.7.              The Acquiring Fund’s investment advisory agreement with Easterly will have been properly approved by the board of trustees of the Acquiring Entity pursuant to Section 15(c) of the 1940 Act; and

8.8.              All of the transactions contemplated by the separate transaction agreement between Easterly, Olstein Capital Management and certain of their affiliates (the “Transaction Agreement”) have been consummated.

9.                   FEES AND EXPENSES

The costs and expenses incurred by the Target Fund and Acquiring Fund in connection with (a) seeking the approvals of the Reorganization by the Target Entity’s board of trustees and the Acquiring Entity’s board of trustees, (b) the preparation, drafting, filing, printing and mailing of the N-14 Registration Statement (including the prospectus/proxy statement contained therein and the fees of the Target Fund’s and Acquiring Fund’s counsel), (c) the solicitation of proxies from the Target Fund’s shareholders, and (d) the other expenses of the Reorganization (other than transaction costs relating to the purchase and sale of portfolio securities by the Target Fund and Acquiring Fund) shall not be payable by the Target Fund or Acquiring Fund but, instead, shall be allocated among and payable by Easterly and Olstein Capital Management in the manner set forth in the Transaction Agreement entered into by such parties. For the avoidance of doubt, each of Easterly and Olstein Capital Management shall be responsible for its own legal fees associated with the Reorganization. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.                COOPERATION AND EXCHANGE OF INFORMATION

With respect to the Reorganization, prior to the Closing and for a reasonable time thereafter, the Target Entity and the Acquiring Entity will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary (i) for the filing of any Tax Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. Each such party or their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Target Fund and the Acquiring Fund for its taxable period first ending after the Closing of the Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that the Target Entity shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

11.                ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS

11.1.           Each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2.           The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

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12.                TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to the Reorganization at any time prior to the Closing Date by: (i) mutual agreement of the parties; (ii) either the Acquiring Entity or the Target Entity if the Closing shall not have occurred on or before October 18, 2026; unless such date is extended by mutual agreement of the Acquiring Entity and the Target Entity; or (iii) any party if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith which would render a condition set forth in this Agreement unable to be satisfied. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors/trustees or officers, except for (a) any such material breach or intentional misrepresentation or (b) the parties’ respective obligations under Section 9, as to each of which all remedies at law or in equity of the party adversely affected shall survive. Further, this Agreement shall automatically terminate upon the termination of the Transaction Agreement.

13.                AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such amendment; provided, however, that following the meeting of the shareholders of the Target Fund called pursuant to Section 5.1(c) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of shares of the Acquiring Fund to be issued to the shareholders of the Target Fund under this Agreement to the detriment of such shareholders without their further approval and further provided that the officers of the Acquiring Trust and Target Entity may change the Closing Date through an agreement in writing without additional specific authorization by their respective Boards of Trustees.

14.                NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery, personal service or prepaid or certified mail addressed to:

For the Target Entity:

Managed Portfolio Series

615 East Michigan Street

Milwaukee, Wisconsin 53202

Attn: Brian Wiedmeyer

Email: brian.wiedmeyer@usbank.com

With a copy to:

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103-7098

Fax: (215) 564-8173

Attn: Michael O’Hare

Email: mohare@stradley.com

For Easterly:

Easterly Investment Partners LLC

138 Conant Street

Beverly, MA 01915

Attn: General Counsel

Email: legal@easterlyam.com

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For the Acquiring Entity:

Easterly Funds Trust

515 Madison Avenue

New York, NY 10022

Attn: Ken Juster

Email: kjuster@easterlyam.com

For Olstein Capital Management:

Olstein Capital Management, L.P.

4 Manhattanville Road

Purchase, NY 10577-2119

Attn: Eric R. Heyman

Email: heyman@olsteinfunds.com

with copies to:

Olstein Capital Management, L.P.

4 Manhattanville Road

Purchase, NY 10577-2119

Attn: James B. Kimmel

Email: jkimmel@olsteinfunds.com

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103-7098

Fax: (215) 564-8173

Attn: Christopher Connell

Email: cconnell@stradley.com

15.                HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

15.1.           The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.           This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law, without regard to its principles of conflicts of laws.

15.3.           This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4.           This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

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15.5.           The Target Entity is a Delaware statutory trust. With respect to the Reorganization of the Target Fund, which is one of multiple series of the Target Entity, the Target Entity is executing this Agreement on behalf of the Target Fund only. Pursuant to the Declaration of Trust of the Target Entity and Section 3804(a) of the Delaware Statutory Trust Act, there is a limitation on liability of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted or otherwise existing with respect to the Target Fund are enforceable against the assets of that Target Fund only, and not against the assets of the Target Entity generally or the assets of any other series thereof, and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Target Entity generally or with respect to any other series thereof are enforceable against the assets of such Target Fund.

15.6.           The Acquiring Entity is a Delaware statutory trust. With respect to the Reorganization of the Acquiring Fund, which is one of multiple series of the Acquiring Entity, the Acquiring Entity is executing this Agreement on behalf of the Acquiring Fund only. Pursuant to the Declaration of Trust of the Acquiring Entity and Section 3804(a) of the Delaware Statutory Trust Act, there is a limitation on liability of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted or otherwise existing with respect to the Acquiring Fund are enforceable against the assets of that Acquiring Fund only, and not against the assets of the Acquiring Entity generally or the assets of any other series thereof, and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Acquiring Entity generally or with respect to any other series thereof are enforceable against the assets of such Acquiring Fund.

15.7.           It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but, except as provided in Section 9 hereof, shall bind only the property of the applicable Target Fund or the applicable Acquiring Fund as provided in the Governing Documents of the Target Entity or the Acquiring Entity, respectively. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

16.                PUBLICITY/CONFIDENTIALITY

16.1.           The parties shall cooperate on determining the manner in which any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein are made, provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall use all reasonable commercial efforts to advise the other party prior to such issuance.

16.2.           The Target Entity, Acquiring Entity, Easterly and Olstein Capital Management (for purposes of this Section 16, the “Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated and the conduct of the business of the Acquiring Fund in the ordinary course following the consummation of such transactions, without the prior written consent of the other Protected Persons, all confidential information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) it if was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

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16.3.           In the event of a termination of this Agreement, the Protected Persons agree that they along with their employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

[Signature pages follow]

C-22

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved on behalf of the Acquiring Fund and Target Fund.

Managed Portfolio Series, on behalf Olstein All Cap Value Fund By: Name: Brian Wiedmeyer Title: President	Easterly Funds Trust, on behalf of Easterly Snow All Cap Value Fund By: Name: Darrell Crate Title: Chairman
Olstein Capital Management, L.P., solely with respect to Sections 1.1(f), 1.1(g), 4.1, 5.1(j), 5.1(r), 9, 14, 15.3 and 16.2 By: Olstein Advisers, LLC, General Partner By: Name: Title:	Easterly Investment Partners LLC, solely with respect to 1.1(f), 4.2, 5.1(j), 5.1(r), 9, 14, 15.3 and 16.2 By: Name: Title:

C-23

EXHIBIT A

CHART OF REORGANIZATIONS

Managed Portfolio Series	Easterly Funds Trust
1. Target Fund (and share classes)	2. Acquiring Fund (and share classes)
Olstein All Cap Value Fund Class A Class C Adviser Class	Easterly Snow All Cap Value Fund Class A Class C Class I

C-24

Schedule 1.1(b)

Excluded Assets

None.

C-25

Schedule 4.1(h)

Assigned Contracts

None.

C-26

Schedule 4.1(i)

Target Fund/Target Entity Litigation, Administrative Proceedings and Investigations

None.

C-27

Schedule 4.2(f)

Acquiring Fund Litigation, Administrative Proceedings and Investigations

None.

C-28

Schedule 5.1(f)

Acquiring Fund Statements, Books and Records

Type of Statements, Books or Records	Location	Method of Access

Shareholder ledger accounts including, without limitation:

•         the name, address and taxpayer identification number of each shareholder of record,

•         the number of shares of beneficial interest held by each shareholder,

•         the dividend reinvestment elections applicable to each shareholder, and

•         the backup withholding and nonresident alien withholding certifications via Overnight Mail

Information in connection with the Target Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and

6045B of the Code and related regulations issued by the United States Treasury (“Income Tax Regulations”)

via Overnight Mail
Notices or records on file with the Target Fund with respect to each shareholder, for all of the shareholders of record of the Target Fund as of the close of business on the Closing Date, who are to become holders of the Acquiring Fund as a result of the transfer of Assets		via Overnight Mail
C-29

Year-end shareholder tax reporting information including ICI broker files, Tax insert letters, and supporting calculations for the Target Fund		via Overnight Mail
Type of Statements, Books or Records	Location	Method of Access
All IRS Forms 8937 (Report of Organizational Actions Affecting Basis of Securities) filed or posted by the Target Fund		via Overnight Mail
Statement of the respective Tax[1] basis (by lot) and holding period as of the most recent Tax year end of the Target Fund of all portfolio securities to be transferred by the Target Fund to the Acquiring Fund		via Overnight Mail
Tax books and records of the Target Fund for purposes of preparing any Tax returns required by law to be filed for Tax periods ending on or after the Closing Date[2]		via Overnight Mail
A statement of any capital loss carryovers, for U.S. federal income tax purposes, of the Target Fund, as of the most recent Tax year end of the Target Fund, along with supporting workpapers providing information regarding any limitations on the use of such capital loss carryovers including		via Overnight Mail

1       For the avoidance of doubt, the terms “Tax” or “Taxes” and “Tax Return” as used in this Schedule 5.1(f) shall be as set forth in Section 4.1(l) of this Agreement.

[2] For	the avoidance of doubt, such Tax books and records shall include, but not be limited to, a statement of the current earnings and profits of the Target Fund for U.S. federal income tax purposes, a statement of the items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code and the current and historical books and records of the Target Fund to comply with regulatory requirements imposed under the Code and the Income Tax Regulations for all periods including, but not limited to, up to and including the Closing Date. The parties acknowledge and agree that such information for the taxable year that includes the Closing Date may not be determined or finalized until after the Closing Date, and the parties will cooperate in connection with finalizing such information.
C-30

Type of Statements, Books or Records	Location	Method of Access
information on any built-in gains and built-in losses of the Target Fund for purposes of applying applicable limitations on the use of such items under the Code
All Tax Returns filed by or on behalf of the Target Fund (including extensions)		via Overnight Mail
Any of the following that have been issued to or for the benefit of the Target Fund: (a) rulings, determinations, holdings or opinions issued by any taxing authority and (b) Tax opinions		via Overnight Mail
All books and records related to testing the qualification of the Target Fund as a regulated investment company for Tax purposes (e.g., distribution requirement, qualifying income requirement, quarterly asset diversification requirement)		via Overnight Mail
All books and records relating to the filing of FBARs (FinCEN Form 114, Report of Foreign Bank and Financial Accounts) by the Target Fund		via Overnight Mail
Current and historical books and records of the Target Fund to comply with regulatory requirements imposed under the 1940 Act, including, without limitation, Section 31(a) of the 1940 Act and the rules thereunder, for all periods including, but not limited to, up to and including the Closing Date		via Overnight Mail

C-31

Schedule 8.6

Tax Opinion

With respect to the Reorganization:

1.                   The acquisition by the Acquiring Fund of Assets of the Target Fund in exchange solely for the Acquiring Fund Shares and the assumption of all Liabilities of the Target Fund by the Acquiring Fund followed by the distribution of the Acquiring Fund Shares to the Target Fund Shareholders in exchange for their Target Fund Shares in complete liquidation and termination of the Target Fund will constitute a tax-free reorganization under Section 368(a) of the Code.

2.                   The Target Fund will not recognize gain or loss upon the transfer of all of its Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption of all Liabilities of the Target Fund.

3.                   The Target Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by the Target Fund in the Reorganization.

4.                   The Acquiring Fund will recognize no gain or loss upon receiving the Assets of the Target Fund in exchange solely for Acquiring Fund Shares and the assumption of all Liabilities of the Target Fund.

5.                   The adjusted basis to the Acquiring Fund of the Assets of the Target Fund received by the Acquiring Fund in the Reorganization will be the same as the adjusted basis of those Assets in the hands of the Target Fund immediately before the exchange, except that the Target Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

6.                   The Acquiring Fund’s holding periods with respect to the Assets of the Target Fund that the Acquiring Fund acquires in the Reorganization will include the respective periods for which those Assets were held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an Asset).

7.                   The Target Fund Shareholders will recognize no gain or loss upon receiving Acquiring Fund Shares solely in exchange for Target Fund Shares.

8.                   The aggregate basis of the Acquiring Fund Shares received by a Target Fund Shareholder in the Reorganization will be the same as the aggregate basis of Target Fund Shares surrendered by the Target Fund Shareholder in exchange therefor.

9.                   A Target Fund Shareholder’s holding period for the Acquiring Fund Shares received by the Target Fund Shareholder in the Reorganization will include the holding period during which the Target Fund Shareholder held Target Fund Shares surrendered in exchange therefor, provided that the Target Fund Shareholder held such shares as a capital asset on the date of Reorganization.

10.                The Target Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund without limitation.

We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Agreement. Without limiting the foregoing, we express no opinion as to the federal income tax consequences of the Reorganization to the Target Fund with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

C-32

EXHIBIT D

FINANCIAL HIGHLIGHTS TABLES

The financial highlights tables are intended to help you understand the Olstein Fund’s financial performance for the past five fiscal years and are included in the Olstein Fund’s prospectus which is incorporated herein by reference. The information for the fiscal year ended June 30, 2025 has been audited by Cohen & Company, Ltd, an independent registered public accounting firm.

The financial highlights tables below provide additional information for the most recent six-month semi-annual reporting period for the Olstein Fund. The information is unaudited. The Olstein Fund’s fiscal year end is June 30 and, accordingly, the Olstein Fund’s financial highlights tables below contain information for the six-month period ended December 31, 2025.

The Easterly Fund is new and has no performance history as of the date of this Proxy Statement/Prospectus. The Easterly Fund will adopt the financial history, including the Financial Highlights, of the Olstein Fund following the Reorganization.

OLSTEIN ALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

ADVISER CLASS

	Period Ended December 31, 2025 (Unaudited)	Year Ended June 30,
		2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of period	$26.97	$27.25	$25.92	$25.37	$34.54	$21.51
INVESTMENT OPERATIONS:
Net investment income(a)	0.12	0.28	0.32	0.24	0.09	0.06
NeNet realized and unrealized gain (loss) on investments(b)	1.93	1.71	1.33	2.07	(4.81)	13.13
Total from investment operations	2.05	1.99	1.65	2.31	(4.72)	13.19
LESS DISTRIBUTIONS FROM:
Net investment income	(0.28)	(0.30)	(0.32)	—	—	(0.16)
Net realized gains	(1.41)	(1.97)	—	(1.76)	(4.45)	—
Total distributions	(1.69)	(2.27)	(0.32)	(1.76)	(4.45)	(0.16)
Net asset value, end of period	$27.33	$26.97	$27.25	$25.92	$25.37	$34.54
Total return(c)	7.69%	7.05%	6.48%	9.57%	−15.76%	61.49%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$207,592	$216,642	$232,593	$269,031	$262,284	$322,350
Ratio of expenses to average net assets(d)	1.18%	1.17%	1.17%	1.16%	1.16%	1.14%
Ratio of net investment income to average net assets(d)	0.84%	1.01%	1.23%	0.96%	0.29%	0.20%
Portfolio turnover rate(c)	13%	38%	27%	32%	43%	42%

(a)	Net investment income per share has been calculated based on average shares outstanding during the periods.

(b)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

D-1

OLSTEIN ALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

CLASS A

	Period Ended December 31, 2025 (Unaudited)	Year Ended June 30,
		2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of period	$26.62	$26.92	$25.57	$25.11	$34.32	$21.40
INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.08	0.21	0.25	0.18	0.01	(0.01)
NeNet realized and unrealized gain (loss) on investments(b)	1.89	1.69	1.32	2.04	(4.77)	13.06
Total from investment operations	1.97	1.90	1.57	2.22	(4.76)	13.05
LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)	(0.23)	(0.22)	—	—	(0.13)
Net realized gains	(1.41)	(1.97)	—	(1.76)	(4.45)	—
Total distributions	(1.65)	(2.20)	(0.22)	(1.76)	(4.45)	(0.13)
Net asset value, end of period	$26.94	$26.62	$26.92	$25.57	$25.11	$34.32
Total return(c)(d)	7.54%	6.75%	6.23%	9.30%	−15.99%	61.15%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$260,486	$265,238	$274,620	$298,532	$293,747	$142,863
Ratio of expenses to average net assets(e)	1.43%	1.42%	1.42%	1.41%	1.42%	1.39%
Ratio of net investment income (loss) to average net assets(e)	0.59%	0.76%	0.98%	0.71%	0.03%	(0.05)%
Portfolio turnover rate(c)	13%	38%	27%	32%	43%	42%

(a)	Net investment income per share has been calculated based on average shares outstanding during the periods.

(b)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(c)	Not annualized for periods less than one year.

(d)	Total return does not reflect sales charge.

(e)	Annualized for periods less than one year.

D-2

OLSTEIN ALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

CLASS C

	Period Ended December 31, 2025 (Unaudited)	Year Ended June 30,
		2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of period	$18.10	$18.92	$17.97	$18.29	$26.38	$16.53
INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.01)	0.00(b)	0.04	(0.01)	(0.18)	(0.17)
NeNet realized and unrealized gain (loss) on investments(c)	1.28	1.21	0.93	1.45	(3.46)	10.06
Total from investment operations	1.27	1.21	0.97	1.44	(3.64)	9.89
LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)	(0.06)	(0.02)	—	—	(0.04)
Net realized gains	(1.41)	(1.97)	—	(1.76)	(4.45)	—
Total distributions	(1.53)	(2.03)	(0.02)	(1.76)	(4.45)	(0.04)
Net asset value, end of period	$17.84	$18.10	$18.92	$17.97	$18.29	$26.38
Total return(d)(e)	7.16%	5.98%	5.43%	8.46%	−16.62%	59.89%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$11,027	$17,748	$24,668	$34,328	$40,368	$289,103
Ratio of expenses to average net assets(f)	2.18%	2.17%	2.17%	2.16%	2.15%	2.14%
Ratio of net investment income (loss) to average net assets(f)	(0.20)%	0.01%	0.23%	(0.04)%	(0.70)%	(0.80)%
Portfolio turnover rate(d)	13%	38%	27%	32%	43%	42%

(a)	Net investment income per share has been calculated based on average shares outstanding during the periods.

(b)	Amount represents less than $0.005 per share.

(c)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(d)	Not annualized for periods less than one year.

(e)	Total return does not reflect sales charge.

(f)	Annualized for periods less than one year.

D-3

EXHIBIT E

OUTSTANDING SHARES OF THE OLSTEIN FUND

As of April 20, 2026, there were the following number of shares outstanding of each class of the Olstein Fund:

OLSTEIN FUND	OUTSTANDING SHARES
	Class A	Class C	Adviser Class
Olstein All Cap Value Fund	9,302,454	411,673	7,003,498

E-1

EXHIBIT F

OWNERSHIP OF SHARES OF THE Olstein Fund

Significant Holders

Listed below is the name, address and percent ownership of each person who, as of the April 24, 2026, to the best knowledge of the Olstein Fund owned 5% or more of the outstanding shares of each class of the Olstein Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of the Olstein Fund is presumed to “control” such Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

Upon completion of the Reorganization, it is expected that those persons disclosed in Exhibit F as owning 5% or more of the Olstein Fund’s outstanding Class A, Class C, or Adviser Class shares will continue to own in excess of 5% of the then outstanding shares of Class A, Class C, and Class I shares, respectively of the Easterly Fund immediately upon completion of the Reorganization. These persons and the amounts owned, however, may differ as of the Closing Date.

Class	Name and Address	Percentage Held
Olstein All Cap Value Fund Adviser Class	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086	31.16%
	ROBERT A OLSTEIN REVOCABLE TRUST 4 MANHATTANVILLE RD STE 204 PURCHASE NY 10577	16.44%
	ALAN ADES 134 VIA PALACIO PALM BCH GDNS FL 33418	10.68%
	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004	10.11%
	DIANE E HARNISCH REVOCABLE TRUST 5401 WYNNEFORD WAY RALEIGH NC 27614	8.33%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310	5.23%
F-1

Olstein All Cap Value Fund Class A	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004	17.34%
Olstein All Cap Value Fund Class C	CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO CA 94105	24.66%
	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004	20.21%

Security Ownership of Management and Trustees

To the best knowledge of the Olstein Fund, the ownership of shares of the Olstein Fund by executive officers and trustees of MPS as a group constituted less than 1% of each outstanding class of shares of the Olstein Fund as of the Record Date.

F-2

Part B

STATEMENT OF ADDITIONAL INFORMATION

DATED April 29, 2026

Registration Statement on Form N-14 Filed by:

JAMES ALPHA FUNDS TRUST

d/b/a Easterly Funds Trust

515 Madison Avenue, 24th Floor

New York, New York 10022

(888) 814-8180

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated April 29, 2026 (the “Proxy Statement/Prospectus”) relating to the proposed reorganization (the “Reorganization”) of the Olstein All Cap Value Fund (the “Target Fund”), a series of Managed Portfolio Series, into a corresponding, newly-created series of James Alpha Funds Trust d/b/a Easterly Funds Trust, the Easterly Snow All Cap Value Fund (the “Acquiring Fund”).

This SAI relates specifically to the Special Meeting of Shareholders to be held on June 26, 2026 for the Target Fund.

Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to Easterly Funds Trust

c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling 1-888-371-8898. You can also access this information at: https://proxyvotinginfo.com/p/olsteinfunds2026.

Table of Contents

Page
General Information	3
Incorporation by Reference	3

General Information

This SAI relates to the acquisition of the assets and liabilities of the Target Fund listed below by the Acquiring Fund, listed below. The Acquiring Fund is a series of James Alpha Funds Trust d/b/a Easterly Funds Trust (“Easterly Funds Trust”). Further information is included in the Proxy Statement/Prospectus and in the documents, listed below, that are incorporated by reference into this SAI.

Target Fund	Acquiring Fund
Olstein All Cap Value Fund	Easterly Snow All Cap Value Fund

Incorporation of Documents by Reference into the Statement of Additional Information

Because the Acquiring Fund was newly-created for purposes of this transaction, the Acquiring Fund has not published an annual or semi-annual report to shareholders. Pro forma financial statements are not presented for the Reorganization of the Target Fund into the Acquiring Fund because the Acquiring Fund is a newly-created shell series of Easterly Funds Trust, with no assets or liabilities, that will commence operations upon consummation of the Reorganization and continue the operations of the Target Fund. The Target Fund shall be the accounting survivor in the Reorganization, and the Acquiring Fund, as the corporate survivor in the Reorganization, shall adopt the accounting history of the Target Fund. This SAI incorporates by reference the following documents, which have each been filed with the U.S. Securities and Exchange Commission and will be sent to any shareholder requesting this SAI:

1.	Statement of Additional Information dated October 28, 2025, for Managed Portfolio Series with respect to Adviser Class, Class A, and Class C shares of the Olstein Fund (filed via EDGAR on October 28, 2025, Accession No. 0000894189-25-012209).
2.	Supplement to the Statement of Additional Information dated February 12, 2026, for Managed Portfolio Series with respect to Adviser Class, Class A, and Class C shares of the Olstein Fund (filed via EDGAR on February 12, 2026, Accession No. 0000894189-26-003634).
3.	Supplement to the Statement of Additional Information dated March 10, 2026, for Managed Portfolio Series with respect to Adviser Class, Class A, and Class C shares of the Olstein Fund (filed via EDGAR on March 10, 2026, Accession No. 0000894189-26-007649).
4.	The audited financial statements and related report of the independent registered public accounting firm included in the Form N-CSR of the Olstein Fund for the fiscal year ended June 30, 2025 (filed via EDGAR on September 4, 2025, Accession No. 0001133228-25-009413).
5.	The unaudited financial statements included in the Form N-CSR of the Olstein Fund for the fiscal period ended December 31, 2025 (filed via EDGAR on March 9, 2026, Accession No. 0001133228-26-003338).
6.	Statement of Additional Information dated April 27, 2026, for Easterly Funds Trust with respect to the Easterly Fund (filed via EDGAR on April 24, 2026, Accession No. 0001580642-26-002660).

↓ Please detach at perforation before mailing. ↓

OLSTEIN ALL CAP VALUE FUND

MANAGED PORTFOLIO SERIES

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 26, 2026

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the above-referenced Fund (the “Fund”) hereby appoints each of Brian R. Wiedmeyer and Aaron G. Johanson, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on June 26, 2026 at the principal executive offices of Managed Portfolio Series, located at 615 East Michigan Street, 2nd Floor, Milwaukee, Wisconsin 53202, at 10:30 AM, Central Time and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSAL, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable	Sign in the box above

Date ____________________________________________

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on June 26, 2026

The Proxy Statement for this Meeting is available at: https://proxyvotinginfo.com/p/olsteinfunds2026

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY!

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

↓ Please detach at perforation before mailing. ↓

This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified.

If no specification is made, this proxy shall be voted “FOR” the proposal.

The Board of Trustees has voted in favor of the proposal and recommends that you vote “FOR” the proposal.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS:

1.

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for the reorganization of the Olstein All Cap Value Fund (“Olstein Fund”) into the Easterly Snow All Cap Value Fund (the “Easterly Fund”), a newly-created series of James Alpha Funds Trust d/b/a Easterly Funds Trust , including: (i) the transfer of all of the assets of the Olstein Fund to the Easterly Fund solely in exchange for shares of the Easterly Fund and the assumption by the Easterly Fund of all of the liabilities of the Olstein Fund; (ii) the distribution of shares of the Easterly Fund to shareholders of the Olstein Fund in complete liquidation of the Olstein Fund; and (iii) the cancellation of the outstanding shares of the Olstein Fund (all of the foregoing being referred to as the “Reorganization”).

	FOR ☐	AGAINST ☐	ABSTAIN ☐

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY INTERNET OR PHONE. IF YOU VOTE BY INTERNET OR PHONE, YOU DO NOT NEED TO RETURN THIS CARD.

PART C

OTHER INFORMATION

Item 15. INDEMNIFICATION.

Indemnification provisions for officers, trustees, and employees of the Registrant are set forth in Article VIII of the Registrant’s Amended and Restated Agreement and Declaration of Trust and Article VIII of the Registrant’s Bylaws, and are hereby incorporated by reference. See Item 16(1) and 16(2) below. Under the Amended and Restated Agreement and Declaration of Trust, dated January 8, 2021 (i) a Trustee or officer of the Registrant, when acting in such capacity, shall not be personally liable to any person for any act, omission or obligation of the Registrant or any Trustee or officer of the Registrant; provided, however, that nothing contained in the Amended and Restated Agreement and Declaration of Trust shall protect any Trustee or officer against any liability to the Registrant or to shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office with the Registrant; (ii) every Trustee, officer, employee or agent of the Registrant shall be indemnified by the Registrant to the fullest extent permitted by the Delaware Statutory Trust Act, the Registrant’s Bylaws and other applicable law; and (iii) in case any shareholder or former shareholder of the Registrant shall be held to be personally liable solely by reason of his being or having been a shareholder of the Registrant or any fund or class and not because of their acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or general successor) shall be entitled, out of the assets belonging to the applicable fund (or allocable to the applicable class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Registrant’ Bylaws and applicable law. The Registrant, on behalf of the affected fund (or class), shall upon request by the shareholder, assume the defense of any such claim made against the shareholder for any act or obligation of that fund (or class).

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. EXHIBITS

(1)(a)	Amended and Restated Agreement and Declaration of Trust of the Registrant is incorporated by reference to the Registrant’s Registration Statement filed on January 26, 2021.

(1)(b)	Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust of the Registrant is incorporated by reference to the Registrant’s Registration Statement filed on January 26, 2021.

(1)(c)	Amended Schedule A to the Amended and Restated Agreement and Declaration of Trust of the Registrant is incorporated by reference to the Registrant’s Registration Statement filed on April 24, 2026.

(2)	Bylaws of the Registrant are incorporated herein by reference to the Registrant’s initial Registration Statement filed on October 23, 2020.

(3)	Not Applicable.

(4)	Form of Agreement and Plan of Reorganization by and among the Registrant, on behalf of the Funds, is attached to the Proxy Statement/Prospectus contained in this Registration Statement.
(5)	Agreement and Declaration of Trust: Articles II, VI, VII, VIII, and IX; and Bylaws: Articles IV, V, and VI define the rights of security holders.

(6)(a)	Investment Management Agreements by and between the Registrant, on behalf of Easterly Global Real Estate Fund, Easterly Hedged Equity Fund, and Easterly Income Opportunities Fund, and Easterly Investment Partners LLC are incorporated by reference to the Registrant’s Registration Statement filed on March 31, 2025.

(6)(b)	Operating Expense Limitation Agreement by and between the Registrant, on behalf of Easterly Global Real Estate Fund, Easterly Hedged Equity Fund, Easterly Income Opportunities Fund, Easterly Snow Small Cap Value Fund, Easterly Snow Long/Short Opportunity Fund, and Easterly Snow All Cap Value Fund, and Easterly Investment Partners LLC is incorporated by reference to the Registrant’s Registration Statement filed on April 24, 2026.

(6)(c)	Form of Investment Sub-Advisory Agreement by and between Easterly Investment Partners LLC and Orange Investment Advisors, LLC for Easterly Income Opportunities Fund is incorporated by reference to the Registrant’s Registration Statement filed on March 28, 2024.

(6)(d)	Form of Investment Sub-Advisory Agreement by and between Easterly Investment Partners LLC and EAB Investment Group, LLC for Easterly Hedged Equity Fund is incorporated by reference to the Registrant’s Registration Statement filed on March 28, 2024

(6)(e)	Investment Management Agreement by and between the Registrant, on behalf of Easterly ROCMuni High Income Municipal Bond Fund and Easterly Investment Partners LLC is incorporated by reference to the Registrant’s Registration Statement filed on March 31, 2025.

(6)(f)	Operating Expense Limitation Agreement by and between the Registrant, on behalf of Easterly ROCMuni High Income Municipal Bond Fund, and Easterly Investment Partners LLC is incorporated by reference to the Registrant’s Registration Statement filed on March 31, 2025.
(6)(g)	Investment Management Agreements by and between the Registrant, on behalf of the Easterly Snow Small Cap Value Fund and Easterly Snow Long/Short Opportunity Fund, and Easterly Investment Partners LLC are incorporated by reference to the Registrant’s Registration Statement filed on November 8, 2021.

(6)(h)	Amendment to the Investment Management Agreement by and between the Registrant, on behalf of the Easterly Snow Small Cap Value Fund, and Easterly Investment Partners, LLC is incorporated by reference to the Registrant’s Registration Statement filed on March 31, 2025.

(6)(i)	Form of Investment Management Agreement by and between the Registrant, on behalf of Easterly Snow All Cap Value Fund, and Easterly Investment Partners LLC is incorporated by reference to the Registrant’s Registration Statement filed on April 24, 2026.

(7)(a)	Distribution Agreement by and between the Registrant and the Distributor is incorporated by reference to the Registrant’s Registration Statement filed on March 31, 2025.

(7)(b)	Amendment No. 1 to the Distribution Agreement by and between the Registrant and the Distributor is incorporated by reference to the Registrant’s Registration Statement filed on March 31, 2025.

(7)(b)	Form of Amendment No. 2 to the Distribution Agreement by and between the Registrant and the Distributor is incorporated by reference to the Registrant’s Registration Statement filed on April 24, 2026.

(8)	Not Applicable.

(9)	Custodian Agreement by and between the Registrant and the Custodian is incorporated by reference to the Registrant’s Registration Statement filed on September 13, 2021.

(10)(a)	Amended Distribution and Shareholder Services Plan regarding Class A shares is incorporated by reference to the Registrant’s Registration Statement filed on April 24, 2026.

(10)(b)	Amended Distribution and Shareholder Services Plan regarding Class C shares is incorporated by reference to the Registrant’s Registration Statement filed on April 24, 2026.

(10)(c)	Distribution and Shareholder Services Plan regarding Investor Class shares is incorporated by reference to the Registrant’s Registration Statement filed on August 29, 2024.

(10)(d)	Amended and Restated Rule 18f-3 Plan is incorporated by reference to the Registrant’s Registration Statement filed on April 24, 2026.

(11)	Opinion and consent of Dechert LLP is incorporated by reference to the Registrant’s Registration Statement filed on March 27, 2026.

(12)	Form of Opinion of Dechert LLP, supporting the tax matters and consequences to shareholders is incorporated by reference to the Registrant’s Registration Statement filed on March 27, 2026.

(13)(a)	Master Services Agreement by and between the Registrant and the Administrator is incorporated by reference to the Registrant’s Registration Statement filed on March 22, 2021.

(13)(b)	Amendment No. 1 to the Master Services Agreement by and between the Registrant and the Administrator is incorporated by reference to the Registrant’s Registration Statement filed on December 29, 2022.

(13)(c)	Amendment No. 2 to the Master Services Agreement by and between the Registrant and the Administrator is incorporated by reference to the Registrant’s Registration Statement filed on June 28, 2022.

(13)(d)	Derivatives Risk Management Program Support Services Addendum by and between the Registrant and the Administrator is incorporated by reference to the Registrant’s Registration Statement filed on March 31, 2025.

(13)(e)	Tailored Shareholder Report Services Addendum by and between the Registrant and the Administrator is incorporated by reference to the Registrant’s Registration Statement filed on March 31, 2025.

(14)(a)	Consent of Cohen & Company Ltd. is filed herewith.

(15)	Not Applicable.

(16)	Powers of Attorney are incorporated by reference to the Registrant’s Registration Statement filed on March 27, 2026.

(17)(a)	Code of Ethics for the Registrant is incorporated by reference to the Registrant’s Registration Statement filed on January 26, 2021.

(17)(b)	Code of Ethics for the Distributor and Easterly Investment Partners LLC is incorporated by reference to the Registrant’s Registration Statement filed on June 28, 2024.

Item 17.	Undertakings

(1) (2) (3)

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act 17 CRF 203.145c, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

The undersigned Registrant undertakes to file an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the prospectus by amendment.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to the registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the city of New Orleans, and State of Louisiana, on the 29th day of April, 2026.

JAMES ALPHA FUNDS TRUST

By: /s/ Darrell Crate*

Name: Darrell Crate

Title: President and Chairperson

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE
/s/ Darrell Crate* Darrell Crate	President, Trustee and Chairperson of the Board (principal executive officer)	April 29, 2026
/s/ Michael J. Montague* Michael J. Montague	Treasurer (principal financial officer)	April 29, 2026
/s/ Neil Medugno* Neil Medugno	Trustee	April 29, 2026
/s/ A. Clayton Spencer* A. Clayton Spencer	Trustee	April 29, 2026

* By:

/s/ Timothy Burdick

Timothy Burdick, Attorney-in-Fact

Pursuant to a Power of Attorney

INDEX
Exhibit Number	Description
14(a)	Consent of Cohen & Company, Ltd.